UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/16_

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

Templeton Institutional Funds

Franklin Templeton Investments

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Annual Report

Economic and Market Overview

The global economy grew moderately during the 12-month period despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.1 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve

1. Source: Bureau of Labor Statistics.

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TEMPLETON INSTITUTIONAL FUNDS
ECONOMIC AND MARKET OVERVIEW

requirement ratio for the country’s banks and effectively
devaluing the Chinese currency against the U.S. dollar. In
India, economic growth marginally increased from July
through September 2016 due to slower private consumption
growth and increased government spending. Overall, emerging
market stocks, as measured by the MSCI Emerging Markets
Index, rose during the period.

The foregoing information reflects our analysis and opinions as of
December 31, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund.
Statements of fact are from sources considered reliable.

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Annual Report

Emerging Markets Series

We are pleased to bring you Emerging Markets Series’ (Fund’s) annual report for the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in the Fund’s prospectus.

Geographic Composition

Based on Total Net Assets as of 12/31/16

Performance Overview

The Fund delivered a +19.45% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s®/ International Finance Corporation Investable (S&P®/IFCI) Composite Index generated a +10.78% total return, and the MSCI Emerging Markets (EM) Index posted a total return of +11.60% during the same period.1 The indexes measure global emerging market stock performance. Please note, index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, an index is not subject to investment flows while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Banco Bradesco, Taiwan Semiconductor Manufacturing Co. (TSMC) and Samsung Electronics.

Banco Bradesco is one of Brazil’s largest financial conglomerates. It operates across a wide range of segments, including asset management, insurance, wholesale banking, full retail operations, credit cards, and general corporate and personal lending. Banco Bradesco announced above-consensus third-quarter results and also benefited from improved sentiment in Brazil as investors cheered the impeachment of Dilma Rousseff and welcomed Michel Temer as the country’s official president. Investors were also encouraged by the approval of key reforms and the central bank’s monetary easing efforts to stimulate economic growth.

TSMC is the world’s largest independent integrated circuit foundry. Based in Taiwan, it produces a wide variety of semiconductors on an outsourced basis for other companies in the technology hardware industry. Its products are used in computers and other consumer electronics. Early in the period, the company announced better-than-expected results, aided by

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 35.

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EMERGING MARKETS SERIES

low- and mid-end smartphone demand. Development in new areas, such as computing, also led investors to adopt a positive view on the company.

Top 10 Countries
12/31/16
% of Total
Net Assets
China	19.0%
South Korea	16.0%
Taiwan	12.1%
India	9.0%
South Africa	8.0%
Brazil	5.1%
Indonesia	5.0%
Thailand	4.4%
Russia	4.2%
U.K.	4.1%

Samsung Electronics is a major South Korea-based manufacturer of consumer electronics. It is one of the world’s largest manufacturers of mobile phones, smartphones, tablets and televisions. Its shares rose over the period, helped by the company’s solid earnings. However, the company suffered a setback during the year after implementing a global recall and ultimately discontinuing production of Galaxy Note 7 smartphones. Despite the anticipated costs associated with the incident, its shares recovered in late 2016 amid investor expectations that fourth-quarter earnings would grow significantly compared to a year earlier, due to strong demand for memory chips and a rebound in display and smartphone operations. Further supporting investor sentiment were share buybacks, expectations for higher dividends and the company’s efforts to improve its governance structure.

In contrast, key detractors from the Fund’s absolute performance included China Life Insurance, Fila Korea and Baidu.

China Life Insurance is one of China’s largest life insurance companies. Disappointing first-half 2016 earnings, mainly due to lower investment income and a change in the discount rate of traditional portfolio reserve calculation, combined with investor concerns about a lower interest-rate environment and the Chinese renminbi’s depreciation, impacted the company’s share price in the first half of the reporting period. However, share price performance rebounded in the latter part of 2016, supported by solid third-quarter earnings growth, resulting from better investment performance, especially domestic

A-share equity investment. However, the late recovery was insufficient to fully offset the earlier decline.

Top 10 Holdings
12/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Brilliance China Automotive Holdings Ltd.	7.0%
Automobiles, China
Taiwan Semiconductor Manufacturing Co. Ltd.	6.6%
Semiconductors & Semiconductor Equipment, Taiwan
Samsung Electronics Co. Ltd.	6.6%
Technology Hardware, Storage & Peripherals,
South Korea
Naspers Ltd.	5.7%
Media, South Africa
Tencent Holdings Ltd.	4.5%
Internet Software & Services, China
Unilever PLC	4.1%
Personal Products, U.K.
Astra International Tbk PT	3.1%
Automobiles, Indonesia
Hon Hai Precision Industry Co. Ltd.	2.7%
Electronic Equipment, Instruments & Components,
Taiwan
Itau Unibanco Holding SA	2.4%
Banks, Brazil
ICICI Bank Ltd.	2.3%
Banks, India

Fila Korea is a South Korean sporting goods manufacturer that produces a wide variety of products, including footwear, clothing and accessories. The company reported disappointing third-quarter results, driven by losses in its South Korean operations. A major driver of Fila’s share price was its stake in Acushnet, which makes golf equipment and accessories under the Titleist and FootJoy brands. In late 2016, Acushnet listed its shares in the U.S., but the lower-than-expected initial public offering price had a negative impact on Fila’s shares. During this process, Fila added to its existing holding in Acushnet.

Baidu is China’s leading Internet search platform and provider of online marketing solutions. The company also operates an e-commerce platform with an online payment tool, develops and markets web application software, provides entertainment products, and provides human resources-related services. Its shares fell early in the period after the company was criticized for misleading users with search results, leading the Chinese government to institute new Internet regulations. Third-quarter earnings exceeded market expectations, but weaker-than-expected fourth-quarter guidance weighed on investor sentiment. Chinese Internet stocks also generally declined late in the year following the U.S. presidential election, as many

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EMERGING MARKETS SERIES

investors were concerned that the incoming president’s potential anti-globalization stance could hamper the operating environment for Chinese technology companies.

During the period, our continued search for what we considered undervalued investments with attractive fundamentals led us to increase the Fund’s holdings in Russia, Hungary and Saudi Arabia2 and initiate exposure to Kenya. In sector terms, we increased holdings in materials and initiated exposure to utilities.3 Key purchases included new investments in Alibaba, China’s biggest e-commerce company; Saudi Basic Industries,2 one of the world’s largest petrochemical producers; and IMAX, a U.S.-listed leading global entertainment technology company specializing in immersive motion picture technologies.

Conversely, we reduced the Fund’s holdings in Brazil, India and South Africa, as well as emerging market companies listed in Belgium and the U.K., to focus on opportunities we considered to be more attractively valued within our investment universe. In sector terms, we made some sales in information technology (IT) and reduced holdings in consumer staples and financials.4 Key sales included trimming the Fund’s positions in the aforementioned Banco Bradesco; Unilever, a U.K.-listed global consumer products company with significant emerging markets operations; and Tata Consultancy Services, an Indian IT consulting and services company.

Thank you for your continued participation in Emerging Markets Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in markets where direct investment is either impossible or difficult due to local investment restrictions.
3. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The utilities sector comprises gas utilities in the SOI.
4. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment;
software; and technology hardware, storage and peripherals in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The financials sector comprises banks, diversified financial services and insurance in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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EMERGING MARKETS SERIES

Performance Summary as of December 31, 2016

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/16[1]
	Cumulative	Average Annual
	Total Return[2]	Total Return[3]
1-Year	+19.45%	+19.45%
5-Year	+3.93%	+0.77%
10-Year	+12.43%	+1.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 9 for Performance Summary footnotes.

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EMERGING MARKETS SERIES

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

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EMERGING MARKETS SERIES
PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
With Waiver	Without Waiver
1.21%	1.34%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets.
The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/17. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global emerging markets. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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EMERGING MARKETS SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual	Hypothetical
	(actual return after expenses)		(5% annual return before expenses)

		Expenses		Expenses	Net
Beginning	Ending	Paid During	Ending	Paid During	Annualized
Account	Account	Period	Account	Period	Expense
Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]

$1,000	$1,073.90	$7.04	$1,018.35	$6.85	1.35%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10 Annual Report ftinstitutional.com

Foreign Smaller Companies Series

This annual report for Foreign Smaller Companies Series (Fund) covers the fiscal year ended December 31, 2016. Effective at the market close on December 10, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure will help us manage the inflow of assets and allow us to effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance Overview

The Fund had a -0.85% cumulative total return for the 12 months under review. In comparison, the MSCI All Country World Index (ACWI) ex USA Small Cap Index, which measures performance of global developed and emerging market small-cap equities, excluding the U.S., posted a +4.29% total return.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, liquidation value and other factors.

Manager’s Discussion

Several holdings performed well and contributed to the Fund’s absolute performance during the 12 months under review. M Dias Branco has a 60-year history in Brazil, where it started as a regional bakery in the Northeast and gradually developed and acquired brands. Today, the company is the market leader in cookies and crackers, as well as pasta. Its shares rose during the period due to strong financial results. We believe the company’s market-leading brands and the significant competitive advantages it has developed by vertically integrating and slowly developing a distribution network across Brazil will lead to strong performance over our long-term investment horizon.

AAC Technologies Holdings is a leading acoustic component maker specializing in miniature receivers/speakers and microphones. Its shares rose during the period due to strong growth guidance from company management. Our outlook for the company remains positive. Despite a very sharp deceleration in smartphone sales and a shrinking tablet market, AAC has successfully captured another component market with its commanding share in haptics (vibrating motors used in touch screen applications), which we believe will contribute significantly to future growth.

VTech Holdings, a Hong Kong-listed communications equipment company, is one of the world’s largest manufacturers and distributors of cordless phones and electronic learning products (ELPs). Its shares recovered from

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 40.

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FOREIGN SMALLER COMPANIES SERIES

the decline following the completed acquisition of U.S. company LeapFrog Enterprises. In our long-term view, VTech appears well positioned in scale and cost competitiveness to maintain its leading position in the U.S. and expand sales in Europe and Asia. We believe new ELP platform launches will drive growth as VTech benefits from the “age compression” trend, whereby its preschool-focused products appeal to children at a younger age. In our analysis, the company’s high dividend payout, which company management indicated would likely increase, combined with a high return on equity and an absence of debt, could support its shares.

Portfolio Composition
12/31/16
% of Total
Sector/Industry	Net Assets
Machinery	11.9%
Electronic Equipment, Instruments & Components	6.5%
Textiles, Apparel & Luxury Goods	6.1%
Capital Markets	6.1%
Leisure Products	6.0%
Household Durables	4.1%
Banks	3.9%
Energy Equipment & Services	3.7%
Real Estate Management & Development	3.4%
Specialty Retail	3.0%
Construction & Engineering	2.8%
Food Products	2.7%
Pharmaceuticals	2.6%
Professional Services	2.6%
Auto Components	2.6%
Containers & Packaging	2.5%
Personal Products	2.3%
Technology Hardware, Storage & Peripherals	2.2%
Other	21.1%
Short-Term Investments & Other Net Assets	3.8%

In contrast, several holdings detracted from the Fund’s absolute returns. Greggs is a vertically integrated U.K. retail baker and a leading player in the take-away sandwich and savories market. Its shares were impacted by the U.K.’s decision in a June referendum to leave the European Union (EU), also known as “Brexit,” which surprised many investors and resulted in a brief but intense period of global equity market declines and heightened volatility. Looking past the Brexit fallout, we are pleased to see company management executing well on its turnaround strategy and believe it will benefit Greggs’ revenue without significant increases in store count.

Shares of Dutch engineering firm Arcadis fell after the company reported a worse-than-expected earnings decline and

Top 10 Holdings
12/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Aalberts Industries NV	2.0%
Machinery, Netherlands
Gerresheimer AG	1.9%
Life Sciences Tools & Services, Germany
Amer Sports OYJ	1.9%
Leisure Products, Finland
Tsumura & Co.	1.9%
Pharmaceuticals, Japan
Interpump Group SpA	1.8%
Machinery, Italy
MEITEC Corp.	1.8%
Professional Services, Japan
Rational AG	1.8%
Machinery, Germany
The Thule Group AB	1.8%
Leisure Products, Sweden
Asics Corp.	1.8%
Textiles, Apparel & Luxury Goods, Japan
Huhtamaki OYJ	1.7%
Containers & Packaging, Finland

warned of Brexit-related uncertainty into 2017. The company earned a portion of its revenue in Britain in 2016. In the long term, we believe the depressed stock price reflects too much pessimism. In our view, headwinds such as Brexit are real but more than priced in to the stock, and Arcadis continues to offer compelling long-term value.

Laird, a supplier of products such as “shark fin” antennae for wireless connections and electromagnetic interference (EMI) shielding for Apple’s iPhones and iPads, was another significant detractor, as its shares were also hurt by Brexit concerns. The cross-selling of EMI antennae and thermal products has been a key driver for Laird in the last few years. We believe that the company’s two recent acquisitions could bring further opportunities to cross-sell products to key customers.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2016, the U.S. dollar rose in value relative to

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FOREIGN SMALLER COMPANIES SERIES

most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FOREIGN SMALLER COMPANIES SERIES

Performance Summary as of December 31, 2016

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/16[1]
	Cumulative	Average Annual
	Total Return[2]	Total Return[3]
1-Year	-0.85%	-0.85%
5-Year	+45.12%	+7.73%
10-Year	+59.30%	+4.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 16 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 16 for Performance Summary footnotes.

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FOREIGN SMALLER COMPANIES SERIES
PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
0.98%

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI ACWI ex USA Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities of global developed and emerging markets, excluding the U.S.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FOREIGN SMALLER COMPANIES SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual	Hypothetical
	(actual return after expenses)		(5% annual return before expenses)

		Expenses		Expenses	Net
Beginning	Ending	Paid During	Ending	Paid During	Annualized
Account	Account	Period	Account	Period	Expense
Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]

$1,000	$1,041.30	$5.08	$1,020.16	$5.03	0.99%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

ftinstitutional.com

Annual Report

Global Equity Series

This annual report for Global Equity Series (Fund) covers the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund delivered a +4.67% cumulative total return for the 12 months under review. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, generated a total return of +8.49%.1 Please note, index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 22.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund outperformed its benchmark, the MSCI ACWI, strongly in the fourth quarter and second half of the year, but the late gains were insufficient to make up earlier weakness and the portfolio ultimately lagged its benchmark for the full-year period. Although the Fund delivered absolute gains during the year, the negative effect of the strong U.S. dollar due to the portfolio’s underweighted allocation to the U.S. market accounted for a substantial portion of relative underperfor-mance. The sharp recovery in Fund performance as the year progressed reflected a theme that we have been anticipating and discussing in recent quarters: the growing likelihood of a strong rebound in historically depressed value stocks. Indeed, value delivered one of its best rallies on record toward the end of 2016 as interest rates rose and the market began discounting reflationary expectations following the U.S. presidential election outcome. Many investors were left scrambling to reduce defensive exposure in sectors that we have long argued were expensive, such as consumer staples and utilities, and rotate into depressed cyclical sectors, such as energy and financials, where we have been finding good value opportunities for some time.2

While cyclical sectors offered some of the starkest value opportunities in 2016, our focus on long-term, forward-looking value (as opposed to what we view as backward-looking value metrics represented by benchmarks and indexes) kept us constructive on other less apparent value opportunities. For example, we continued to find compelling bargains in health care, a sector more known for its defensive growth

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The consumer staples sector comprises beverages and food and staples retailing in the SOI. The utilities sector comprises multi-utilities in the SOI. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 46.

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GLOBAL EQUITY SERIES

characteristics than cheap near-term valuations.3 This allocation negatively impacted performance during the review period after the sector experienced a sharp and sustained reversal following political criticism from both major political parties during the U.S. election cycle. Although drug pricing in the U.S. market will remain a well-recognized risk, industry fundamentals continue to impress us, characterized by high returns on equity, solid cash flow and earnings growth, and low leverage. Although the broader sector has sold off significantly and features valuations more than one standard deviation below average, both operating profits and forward earnings estimates were down only slightly from their peak. At the stock level, generic drug maker Teva Pharmaceutical Industries was the Fund’s biggest laggard, as its shares declined after analysts downgraded earnings forecasts amid concerns about the sustainability of key drug sales, as well as delays to product launches and the completion of a major acquisition. Yet, our analysis indicates that Teva should remain a steady cash flow generator throughout this transition period, with the ability to pay down debt and support a solid dividend yield.

Financials is another sector where we have seen compelling value in recent years. Although the portfolio’s financials holdings rebounded strongly toward the end of the period as interest rates rose and economic growth expectations improved, the late recovery failed to overcome earlier weakness, and our overweighted sector allocation underperformed in 2016. Weakness was concentrated among the Fund’s European financials holdings, with Italian lender UniCredit and Swiss diversified financials firm Credit Suisse Group, both finishing among the bottom laggards.4 Even after a significant rally off the bottom in the second half of 2016, select European bank shares remain cheap, in our view, with improving earnings catalysts and scope for additional upside over a long-term investment horizon. We also continue to find attractive opportunities in undervalued Asian banks with significant scope for return on equity (ROE) improvement as organic growth opportunities unfold, as well as in select U.S. banks we believe are well-positioned to benefit from a steeper yield curve and diminishing regulatory burden.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment securities with non-U.S. currency exposure.

Portfolio Composition
12/31/16
% of Total
Sector/Industry	Net Assets
Banks	13.1%
Oil, Gas & Consumable Fuels	10.4%
Pharmaceuticals	9.1%
Technology Hardware, Storage & Peripherals	5.5%
Insurance	4.4%
Software	4.4%
Biotechnology	3.6%
Chemicals	3.2%
Media	3.2%
Diversified Telecommunication Services	3.2%
Internet Software & Services	2.8%
Wireless Telecommunication Services	2.5%
Energy Equipment & Services	2.1%
Other	29.3%
Short-Term Investments & Other Net Assets	3.2%

Turning to contributors, the Fund’s significantly overweighted energy position benefited from rebounding oil prices and stock selection. Shares of U.S. oilfield services firm Halliburton recovered from a failed bid for a domestic rival and finished the period at a two-year high as firmer oil prices revived earnings expectations.4 U.K. oil major Royal Dutch Shell also rose to the highest level in over a year after reporting quarterly earnings that significantly exceeded analysts’ estimates, aided by higher production from its recent acquisition of BG Group. With the price of oil up over 100% from its low in February 2016, we have seen the most anticipatory parts of the energy sector—namely, the early cycle oilfield services firms and exploration and production companies—outperform the integrated oil producers. This is particularly the case in North America, one of the world’s higher cost oil producers and the region that has benefited most from the Organization of the Petroleum Exporting Countries (OPEC) supply cuts, as well as from the election of a U.S. administration expected to have a light environmental regulatory touch. Our current strategy,

3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.
4. Not held at period-end.

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Annual Report

GLOBAL EQUITY SERIES

therefore, involves selectively reducing exposure to some of the earlier cycle energy stocks with fuller valuations and retaining more modestly valued opportunities among global oil majors, as well as a few exploration and production and service providers outside of North America. The net result is a slightly lower energy allocation going into 2017 than we had during most of 2016, though the broader overweighting remains and is consistent with our expectation for higher oil prices given the vast reductions in industry capital expenditures, a significant decline in the U.S. rig count and OPEC’s recent agreement to curtail a larger-than-expected amount of production.

Elsewhere among resource sectors, stock selection in materials positively contributed, led by Swiss miner and commodities trader Glencore.5 Its shares rebounded from all-time lows during the period as company management restructured and deleveraged against a backdrop of rising commodity prices. At period-end, management announced intentions to reinstate the suspended dividend, capping a remarkable turnaround from earlier distressed levels, in our view. We were actively acquiring the stock amid the turmoil in late 2015, confident in the counter-cyclical characteristics of the firm’s trading business and management’s overall ability to use Glencore’s vast resources and attractive assets to deleverage and appease rating agencies. The company’s shares have quadrupled off the bottom and are now closer to fair value, in our analysis, as the market more fully prices in both the successful balance sheet repair and improving operating fundamentals amid a recovery in key commodities, such as zinc, coal and copper. Industrial metals producers have experienced a full cycle of profit and valuation recovery in less than a year. We have begun to take profits in industrial miners vulnerable to a Chinese demand slowdown and reinvest proceeds into depressed precious metals miners with uncorrelated risk and return characteristics.

Stock selection also benefited the Fund’s modestly underweighted information technology (IT) position, led by South Korean semiconductor and consumer electronics manufacturer Samsung Electronics.6 Its shares rose to a record high in the fourth quarter as the firm recovered from a high-profile product recall and company management partially capitulated to shareholder demands in a strategic update. Samsung remains fundamentally attractive, in our view, with ongoing strength in memory and display, technical and manufacturing leadership across business lines, and a growing cash balance to help fund the company’s new, shareholder-friendly capital allocation strategy. The Fund also benefited from its significant underweighting in consumer staples. As we have recently noted, the ownership of consumer staples stocks had become the most crowded in the sector’s history and 2016 price-to-earnings ratios relative to the market were expensive and near historical highs. At such extreme price and valuation levels, we argued that assets prized for their perceived “safety” may actually be among the market’s riskiest given their historically high and inverse correlations to interest-rate movement. Such caution proved warranted in the fourth quarter as consumer staples sold off alongside other equity market bond proxies. At approximately one-fourth of the benchmark’s exposure, our underweighted position notably contributed.

Top 10 Holdings

12/31/16

Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	2.5%
Technology Hardware, Storage & Peripherals,
South Korea
JPMorgan Chase & Co.	2.2%
Banks, U.S.
BP PLC	2.1%
Oil, Gas & Consumable Fuels, U.K.
Microsoft Corp.	2.0%
Software, U.S.
Citigroup Inc.	1.9%
Banks, U.S.
Alphabet Inc.	1.9%
Internet Software & Services, U.S.
Apple Inc.	1.8%
Technology Hardware, Storage & Peripherals, U.S.
Oracle Corp.	1.7%
Software, U.S.
Royal Dutch Shell PLC	1.7%
Oil, Gas & Consumable Fuels, U.K.
Comcast Corp.	1.7%
Media, U.S.

From a geographic standpoint, stock selection overcame an unfavorable overweighting in Asia, aiding the Fund’s performance. We believe China’s economy remains imbalanced and vulnerable to turmoil, though political imperatives and unique safety valves could help maintain stability. Bottom-up values are concentrated among cheap China H-share companies operating in consumer-oriented

5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

6. The IT sector comprises electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

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GLOBAL EQUITY SERIES

growth industries, while we largely avoid the vulnerable and opaque banking sector, state-owned enterprises and the oversupplied industrial complex.7 Elsewhere in the region, we believe Japan and South Korea both remain stockpickers’ markets. South Korea, in particular, looks attractive to us, trading at a lower price-to-book value compared with Japan, while offering a higher average ROE than Japan. Elsewhere, stock selection was insufficient to offset a detractive overweighted allocation in Europe and an underweighted allocation in the U.S. We continue to find what we consider compelling bargains in the eurozone, which we believe remains in the early stages of an expansionary economic cycle and geared to a continued value recovery given high operating leverage, an undervalued currency and low starting-point valuations. Politics and policy have been major headwinds, but they seem to us excessively discounted given continued broad support for the euro and recent gains by political moderates, as well as the strengthening of the European Central Bank as a credible bond market backstop. We are finding fewer bargains in the U.S., a market we believe has priced in a lot of good news in a short period of time. There is no guarantee that a new U.S. presidential administration will be able to successfully engineer the type of reflationary environment that’s becoming increasingly discounted by U.S. stocks, and if it does, it won’t happen overnight. Risks associated with untested leadership may not yet be fully appreciated, and the market looks expensive to us on most major valuation metrics.

As we enter 2017, we note that value is recovering off an extremely low base, and we believe the longer term prospects for our investment philosophy remain attractive. We are watching specifically for any meaningful improvements in corporate earnings, which could drive the next leg of outperformance after an initial period of higher valuation multiples. Conversely, economic and interest-rate normalization represent significant challenges for bondholders with nominally fixed returns. Real assets that can adjust for, or pass through, price increases and sustainably generate cash flows—such as equities—appear to us far better positioned. As the market refocuses on fundamentals, we are confident that this next cycle will again prove the virtue of value-oriented active investors capable of identifying selective bargains and mitigating downside risk over the long term.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Peter A. Nori, CFA
Antonio T. Docal, CFA
Cindy L. Sweeting, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

7. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
See www.franklintempletondatasources.com for additional data provider information.

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GLOBAL EQUITY SERIES

Performance Summary as of December 31, 2016

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/16[1]
	Cumulative	Average Annual
	Total Return[2]	Total Return[3]
1-Year	+4.67%	+4.67%
5-Year	+61.00%	+9.99%
Since Inception (3/31/08)	+37.14%	+3.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 24 for Performance Summary footnotes.

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GLOBAL EQUITY SERIES
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 24 for Performance Summary footnotes.

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Annual Report

GLOBAL EQUITY SERIES
PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
0.81%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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GLOBAL EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual	Hypothetical
	(actual return after expenses)		(5% annual return before expenses)

		Expenses		Expenses	Net
Beginning	Ending	Paid During	Ending	Paid During	Annualized
Account	Account	Period	Account	Period	Expense
Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]

$1,000	$1,123.90	$4.54	$1,020.86	$4.32	0.85%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

ftinstitutional.com Annual Report 25

International Equity Series

Formerly, Foreign Equity Series

This annual report for International Equity Series (Fund) covers the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

Performance Overview

The Fund’s Primary shares delivered a +1.30% cumulative total return for the 12 months under review. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA, which measures stock market performance in global developed and emerging markets excluding the U.S., generated a +5.01% total return for the period under review.1 The Fund’s other benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures stock market performance in global developed markets excluding the U.S. and Canada, posted a +1.51% total return.1 Please note, index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 30.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund outperformed strongly its benchmark, the MSCI ACWI ex USA, in the fourth quarter and second half of the year, but the late gains were insufficient to make up earlier weakness and the portfolio ultimately lagged its benchmark for the full-year period. Although the Fund delivered absolute gains during the year, the negative effect of a strong U.S. dollar against most currencies accounted for a substantial portion of relative underperformance. The sharp recovery in Fund performance as the year progressed reflected a theme that we have been anticipating and discussing in recent quarters: the growing likelihood of a strong rebound in historically depressed value stocks. Indeed, value delivered one of its best rallies on record toward the end of 2016 as interest rates rose and global equity markets began discounting reflationary expectations following the U.S. presidential election outcome. Many investors were left scrambling to reduce defensive exposure in sectors that we have long argued were expensive, such as consumer staples and utilities, and rotate into depressed cyclical sectors, such as energy and financials, where we have been finding good value opportunities for some time.2

While cyclical sectors offered some of the starkest value opportunities in 2016, our focus on long-term, forward-looking value (as opposed to what we view as the backward-looking

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The consumer staples sector comprises beverages and food and staples retailing in the SOI. The utilities sector comprises multi-utilities in the SOI. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The financials sector comprises banks, capital markets, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 52.

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value metrics represented by benchmarks and indexes) kept us constructive on other less apparent value opportunities as well. For example, we continued to find compelling bargains in health care, a sector more known for its defensive growth characteristics than cheap valuations.3 This allocation negatively impacted performance during the review period after the sector experienced a sharp and sustained reversal following political criticism during the U.S. election cycle. Although drug pricing in the U.S. market will remain a well-recognized risk, industry fundamentals continue to impress us, characterized by high returns on equity, solid cash flow and earnings growth, and low leverage. The broader sector has sold off significantly and features valuations more than one standard deviation below average, though both operating profits and earnings estimates are down only slightly from the peak. At the stock level, generic drug maker Teva Pharmaceutical Industries was the Fund’s biggest laggard, as its shares declined after analysts downgraded earnings forecasts amid concerns about the sustainability of key drug sales, as well as delays to product launches and the completion of a major acquisition. Yet, our analysis indicates that Teva will remain a steady cash flow generator throughout this transition period, with the acquisition enhancing the ability to pay down debt and support a solid dividend yield.

Financials is another sector where we have seen compelling value in recent years. Although the Fund’s financials holdings rebounded strongly toward the end of the period as interest rates rose and economic growth expectations improved, the late recovery failed to overcome earlier weakness and our overweighted sector allocation underperformed in 2016. Weakness was concentrated among the Fund’s European financials holdings, which were pressured by concerns about the U.K.’s exit from the European Union, capital adequacy and broader regional economic headwinds. Yet, despite little fanfare, economic conditions in Europe have been improving, with year-on-year gross domestic product growth in the first and second quarters of 2016 exceeding that of the U.S. in real terms for the first time since 2009. Private loan growth has turned positive, the flagging euro has been becoming a competitive tailwind, and manufacturing indicators have been expanding at a level we believe is consistent with future earnings upgrades. We have also seen the beginnings of self-help measures at European banks, including tighter cost control and more fee- and commission-based profit streams. A softer regulatory touch after years of re-regulation could further support bank shares, and we believe considerable upside

Portfolio Composition
12/31/16
% of Total
Sector/Industry	Net Assets
Banks	12.6%
Oil, Gas & Consumable Fuels	10.8%
Pharmaceuticals	10.0%
Insurance	7.5%
Diversified Telecommunication Services	4.7%
Technology Hardware, Storage & Peripherals	4.6%
Chemicals	3.5%
Auto Components	3.3%
Wireless Telecommunication Services	3.3%
Industrial Conglomerates	3.0%
Automobiles	2.8%
Energy Equipment & Services	2.8%
Construction Materials	2.7%
Aerospace & Defense	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Metals & Mining	2.1%
Other	19.2%
Short-Term Investments & Other Net Assets	2.6%

remains over our long-term investment horizon. Even after a significant rally off the bottom in the second half of 2016, select European bank shares remain cheap, in our view, with improving earnings catalysts and scope for additional upside over a longer term investment horizon. Within the Fund, we repositioned our European financial exposure somewhat during 2016 in order to reduce risk and consolidate investments among our highest conviction and highest quality industry holdings. We also continue to find attractive opportunities in undervalued Asian banks with significant scope for return on equity (ROE) improvement as organic growth opportunities unfold.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

3. The health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

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Top 10 Holdings
12/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	3.1%
Technology Hardware, Storage & Peripherals,
South Korea
BP PLC	2.9%
Oil, Gas & Consumable Fuels, U.K.
Royal Dutch Shell PLC	2.5%
Oil, Gas & Consumable Fuels, U.K.
BNP Paribas SA	2.2%
Banks, France
Roche Holding AG	2.0%
Pharmaceuticals, Switzerland
ING Groep NV	1.9%
Banks, Netherlands
CRH PLC	1.7%
Construction Materials, Ireland
HSBC Holdings PLC	1.6%
Banks, U.K.
Merck KGaA	1.6%
Pharmaceuticals, Germany
Bayer AG	1.6%
Pharmaceuticals, Germany

Turning to contributors, the Fund’s significantly overweighted energy position benefited from rebounding oil prices and stock selection, led by U.K. oil majors BP and Royal Dutch Shell. Shares of BP approached their highest levels since the Macondo incident as the firm’s continued optimization of costs and capital expenditures (capex) helped improve cash flow dynamics. Shell’s shares rose to the highest level in over a year after the company reported quarterly earnings that significantly exceeded analysts’ estimates, aided by higher production from its recent acquisition of BG Group. With the price of oil up more than 100% from its low in February 2016, we have seen the most anticipatory parts of the energy sector—namely, the early cycle oilfield services firms and exploration and production companies—outperform the integrated oil producers. Our current strategy, therefore, involves selectively reducing exposure to some of the earlier cycle energy stocks with fuller valuations, in our analysis, and rotating into more modestly valued opportunities among global oil majors. The net result is a slightly lower energy allocation going into 2017 than we had during most of 2016, though the broader overweighting remains and is consistent with our expectation for higher oil prices given the vast reductions in industry capex, a significant decline in the U.S. rig count and a recent agreement by the Organization of the Petroleum Exporting Countries to curtail a larger-than-expected amount of production.

Elsewhere among resource sectors, stock selection in materials contributed, led by Swiss miner and commodities trader Glencore, the Fund’s top contributor during the year.4 Its shares rebounded from all-time lows as company management restructured and deleveraged against a backdrop of rising commodity prices. At period-end, the firm announced a lucrative oil deal as well as plans to reinstate the suspended dividend, capping a remarkable turnaround from earlier distressed levels, in our view. We were actively acquiring the stock amid the turmoil in late 2015, confident in the counter-cyclical characteristics of the firm’s trading business and management’s overall ability to use Glencore’s vast resources and attractive assets to deleverage and appease rating agencies. The company’s shares have quadrupled off the bottom and are now closer to fair value, in our analysis, as the market more fully prices in both the successful balance sheet repair and improving operating fundamentals amid a recovery in key commodities, such as zinc, coal and copper. Industrial metals producers have experienced a full earnings and valuation cycle in less than a year, and we have begun to take profits in industrial miners we believe are vulnerable to a Chinese demand slowdown.

Stock selection also benefited the Fund’s modestly underweighted information technology (IT) position, led by South Korean semiconductor and consumer electronics manufacturer Samsung Electronics.5 Its shares rose to a record high during the period as the firm recovered from a high-profile product recall and company management partially capitulated to shareholder demands in a strategic update. Samsung remains fundamentally attractive, in our view, with ongoing strength in memory and display, technical and manufacturing leadership across business lines, and a growing cash balance to help fund the company’s new, shareholder-friendly capital allocation strategy. The Fund also benefited from its significant underweighting in consumer staples. As we have recently noted, the ownership of consumer staples stocks had become the most crowded in the sector’s history and 2016 price-to-earnings ratios relative to the market were expensive and near historical highs. At such extreme price and valuation

4. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.
5. The IT sector comprises electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; software; and
technology hardware, storage and peripherals in the SOI.

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levels, we argued that assets prized for their perceived “safety” may actually be among the market’s riskiest given their historically high and inverse correlations to interest rate movement. Such caution proved warranted in the fourth quarter as consumer staples sold off alongside other equity market bond proxies. At approximately one-third of the benchmark’s exposure, our underweighted position notably contributed.

From a geographic standpoint, stock selection helped drive outperformance of the Fund’s two major regional allocations: Asia and Europe. In Asia, we believe China’s economy remains imbalanced and vulnerable to turmoil, though political imperatives and unique safety valves could help maintain stability. Bottom-up values are concentrated among cheap China H-share companies operating in consumer-oriented growth industries, while we largely avoid the vulnerable and opaque banking sector, state-owned enterprises and the oversupplied industrial complex.6 Elsewhere in the region, we believe Japan and South Korea both remain stockpickers’ markets. South Korea in particular looks attractive to us, trading at a lower price-to-book value compared with Japan, while offering a higher average ROE than Japan. Turning to Europe, we continue to find what we consider compelling bargains in a region that we believe remains in the early stages of an expansionary economic cycle and appears to us geared to a continued value recovery given high operating leverage, an undervalued currency and low starting-point valuations. Politics and policy have been major headwinds, but they seem to us excessively discounted given continued broad support for the euro and recent gains by political moderates, as well as the strengthening of the European Central Bank as a credible bond market backstop.

As we enter 2017, value is recovering off an extremely low base, and we believe the longer term prospects for our investment philosophy remain attractive. We are watching specifically for any meaningful improvements in corporate earnings, which could drive the next leg of outperformance after an initial period of higher valuation multiples. On the other hand, economic and interest-rate normalization represent significant challenges for bondholders with nominally fixed returns. Real assets that can adjust for, or pass through, price increases and sustainably generate cash flows—such as equities—appear to us far better positioned. As the market refocuses on fundamentals, we are confident that this next cycle will again prove the virtue of value-oriented active investors capable of identifying selective bargains and mitigating downside risk over the long term.

Thank you for your continued participation in International Equity Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
See www.franklintempletondatasources.com for additional data provider information.

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INTERNATIONAL EQUITY SERIES

Performance Summary as of December 31, 2016

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/16[1]
	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
Primary
1-Year	+1.30%	+1.30%
5-Year	+30.21%	+5.42%
10-Year	+13.36%	+1.26%
Service
1-Year	+1.15%	+1.15%
5-Year	+29.29%	+5.27%
10-Year	+11.70%	+1.11%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 32 for Performance Summary footnotes.

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INTERNATIONAL EQUITY SERIES
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

INTERNATIONAL EQUITY SERIES
PERFORMANCE SUMMARY

Total Annual Operating Expenses[6]
Share Class
Primary	0.78%
Service	0.93%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less then one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI ACWI ex USA is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada.
5. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]

Primary Shares	$1,000	$1,082.90	$4.08	$1,021.22	$3.96	0.78%
Service Shares	$1,000	$1,082.30	$4.87	$1,020.46	$4.72	0.93%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Emerging Markets Series
		Year Ended December 31,
	2016	2015	2014	2013	2012
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.65	$4.59	$7.31	$10.49	$10.48
Income from investment operations[a]:
Net investment income[b]	0.03	0.04	0.12 [c]	0.13	0.22
Net realized and unrealized gains (losses)	0.68	(0.90)	(0.70)	(0.13)	1.38
Total from investment operations	0.71	(0.86)	(0.58)	—	1.60
Less distributions from:
Net investment income	(0.08)	(0.06)	(0.19)	(0.13)	(0.32)
Net realized gains	—	(0.02)	(1.95)	(3.05)	(1.27)
Total distributions	(0.08)	(0.08)	(2.14)	(3.18)	(1.59)
Net asset value, end of year.	$4.28	$3.65	$4.59	$7.31	$10.49

Total return	19.45%	(18.88)%	(8.01)%	0.72%	15.77%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.44%	1.33%	1.32%	1.32%	1.28%
Expenses net of waiver and payments by affiliates	1.33%	1.32%	1.32%	1.29%	1.24%
Net investment income	0.79%	0.83%	1.74%[c]	1.23%	1.99%

Supplemental data
Net assets, end of year (000’s)	$40,879	$71,434	$101,861	$165,216	$249,190
Portfolio turnover rate	17.55%	69.65%	78.18%	52.07%	24.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.33%.

34 Annual Report | The accompanying notes are an integral part of these financial statements.

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Statement of Investments, December 31, 2016
Emerging Markets Series
	Industry	Shares	Value

Common Stocks 93.8%
Argentina 0.3%
[a] Grupo Clarin SA, B, GDR, Reg S	Media	2,037	$46,036
MercadoLibre Inc	Internet Software & Services	600	93,684
			139,720
Belgium 1.1%
Anheuser-Busch InBev SA/NV	Beverages	4,198	444,143
Brazil 0.8%
M Dias Branco SA	Food Products	200	7,067
Mahle-Metal Leve SA.	Auto Components	20,500	130,759
Totvs SA	Software	24,600	181,701
			319,527
Cambodia 0.8%
NagaCorp Ltd	Hotels, Restaurants & Leisure	576,000	332,029
China 19.0%
[b] Alibaba Group Holding Ltd., ADR	Internet Software & Services	3,360	295,041
[b] Baidu Inc., ADR	Internet Software & Services	3,700	608,317
Bloomage Biotechnology Corp. Ltd	Chemicals	57,000	85,855
Brilliance China Automotive Holdings Ltd	Automobiles	2,072,000	2,853,693
China Life Insurance Co. Ltd., H	Insurance	83,000	216,210
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	1,138,500	807,499
COSCO Shipping Ports Ltd	Transportation Infrastructure	169,057	169,831
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	182,500	169,542
NetEase Inc., ADR	Internet Software & Services	345	74,292
Ping An Insurance Group Co. of China Ltd., A	Insurance	40,300	205,591
Poly Culture Group Corp. Ltd., H	Media	57,500	140,293
Tencent Holdings Ltd	Internet Software & Services	75,300	1,842,080
Uni-President China Holdings Ltd	Food Products	294,800	207,951
Weifu High-Technology Co. Ltd., B	Auto Components	34,200	81,371
			7,757,566
Czech Republic 0.3%
[b] Moneta Money Bank AS.	Banks	38,200	123,202
Hong Kong 3.5%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	22,719	163,350
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	352,200	730,334
Sands China Ltd	Hotels, Restaurants & Leisure	126,000	547,579
			1,441,263
Hungary 1.4%
Richter Gedeon Nyrt	Pharmaceuticals	27,921	589,900
India 9.0%
Bajaj Holdings & Investment Ltd	Diversified Financial Services	3,324	88,994
Biocon Ltd	Biotechnology	50,098	700,256
Glenmark Pharmaceuticals Ltd	Pharmaceuticals	12,288	160,656
ICICI Bank Ltd	Banks	249,870	938,742
Infosys Ltd	IT Services	40,960	609,145
Oil & Natural Gas Corp. Ltd	Oil, Gas & Consumable Fuels	51,400	144,735
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	18,000	286,709
Tata Chemicals Ltd	Chemicals	51,000	377,502
Tata Consultancy Services Ltd	IT Services	3,556	123,787
Tata Motors Ltd., A	Automobiles	52,906	232,864
			3,663,390

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Emerging Markets Series (continued)
	Industry	Shares	Value

Common Stocks (continued)
Indonesia 5.0%
Astra International Tbk PT	Automobiles	2,111,600	$1,296,975
Bank Danamon Indonesia Tbk PT	Banks	891,700	245,552
Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	797,500	159,826
Semen Indonesia (Persero) Tbk PT	Construction Materials	519,100	353,516
			2,055,869
Kenya 0.4%
Equity Group Holdings Ltd	Banks	579,300	171,014
Mexico 1.1%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	19,330	242,978
Grupo Financiero Santander Mexico SAB de CV, B, ADR	Banks	9,662	69,470
Nemak SAB de CV	Auto Components	137,500	122,806
[b] Telesites SAB de CV	Diversified Telecommunication Services	19,500	10,570
			445,824
Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	37,557	17,626
Pakistan 1.1%
Habib Bank Ltd	Banks	171,400	447,077
Peru 0.0%†
Compania de Minas Buenaventura SA, ADR	Metals & Mining	240	2,707
Philippines 0.1%
[b] Bloomberry Resorts Corp	Hotels, Restaurants & Leisure	324,200	40,199
Russia 4.2%
LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	200	11,220
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	6,750	378,675
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	20,799	381,662
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	16,400	275,356
[b] Yandex NV, A	Internet Software & Services	32,204	648,266
			1,695,179
Singapore 0.2%
DBS Group Holdings Ltd	Banks	6,452	77,269
South Africa 8.0%
Massmart Holdings Ltd	Food & Staples Retailing	30,309	278,324
MTN Group Ltd	Wireless Telecommunication Services	20,188	185,399
Naspers Ltd., N	Media	15,915	2,333,152
Remgro Ltd	Diversified Financial Services	29,655	481,457
			3,278,332
South Korea 16.0%
Daelim Industrial Co. Ltd	Construction & Engineering	8,526	615,127
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	8,416	491,469
Hankook Tire Co. Ltd	Auto Components	3,598	172,858
Hanon Systems	Auto Components	30,095	256,763
Hite Jinro Co. Ltd	Beverages	8,080	141,220
Hyundai Development Co-Engineering & Construction.	Construction & Engineering	19,750	735,356
Hyundai Wia Corp	Auto Components	2,500	151,169
iMarketkorea Inc	Trading Companies & Distributors	15,123	130,278
Interpark Holdings Corp	Internet & Direct Marketing Retail	9,693	40,305
KT Skylife Co. Ltd	Media	35,290	505,707
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	1,802	2,689,742

36 Annual Report

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Emerging Markets Series (continued)
	Industry	Shares	Value

Common Stocks (continued)
South Korea (continued)
SK Hynix Inc	Semiconductors & Semiconductor Equipment	16,340	$605,007
			6,535,001
Taiwan 12.1%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	66,000	455,530
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments
	& Components	425,920	1,105,007
Largan Precision Co. Ltd	Electronic Equipment, Instruments
	& Components	3,000	350,337
Pegatron Corp	Technology Hardware, Storage & Peripherals	146,000	346,393
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	481,000	2,689,966
			4,947,233
Thailand 4.4%
Kasikornbank PCL, fgn	Banks	111,900	554,038
Land and Houses PCL, fgn	Real Estate Management & Development	1,107,300	301,149
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	135,700	364,327
Siam Commercial Bank PCL, fgn	Banks	43,100	183,340
Thai Beverage PCL, fgn	Beverages	654,000	383,935
			1,786,789
United Kingdom 4.1%
Unilever PLC.	Personal Products	41,193	1,670,733
United States 0.9%
[b] IMAX Corp	Media	11,494	360,912
Total Common Stocks (Cost $33,255,684)			38,342,504

[c] Participatory Notes (Cost $449,297) 1.2%
Saudi Arabia 1.2%
HSBC Bank PLC, Saudi Basic Industries Corp., 1/22/18.	Chemicals	20,305	495,204

Preferred Stocks 4.3%
Brazil 4.3%
[d] Banco Bradesco SA, 4.637%, ADR, pfd	Banks	90,120	784,945
[d] Itau Unibanco Holding SA, 4.696%, ADR, pfd	Banks	95,546	982,213
Total Preferred Stocks (Cost $1,002,489)			1,767,158
Total Investments before Short Term
Investments (Cost $34,707,470)			40,604,866

Short Term Investments (Cost $234,539) 0.6%
Money Market Funds 0.6%
United States 0.6%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 0.09%		234,539	234,539
Total Investments (Cost $34,942,009) 99.9%			40,839,405
Other Assets, less Liabilities 0.1%			39,864
Net Assets 100.0%			$40,879,269

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Emerging Markets Series (continued)

See Abbreviations on page 73.

†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $427,698, representing 1.1% of net assets.
bNon-income producing.
cSee Note 1(c) regarding Participatory Notes.
dVariable rate security. The rate shown represents the yield at period end.
eSee Note 3(d) regarding investments in affiliated management investment companies.
fThe rate shown is the annualized seven-day yield at period end.

38 Annual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

		TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Foreign Smaller Companies Series
		Year Ended December 31,
	2016	2015	2014	2013	2012
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.90	$20.80	$21.96	$18.31	$15.31
Income from investment operations[a]:
Net investment income[b]	0.29	0.28	0.25	0.24	0.29
Net realized and unrealized gains (losses)	(0.48)	0.12	(0.98)	3.82	3.01
Total from investment operations	(0.19)	0.40	(0.73)	4.06	3.30
Less distributions from:
Net investment income	(0.41)	(0.28)	(0.16)	(0.30)	(0.27)
Net realized gains	(0.37)	(0.02)	(0.27)	(0.11)	(0.03)
Total distributions	(0.78)	(0.30)	(0.43)	(0.41)	(0.30)
Net asset value, end of year.	$19.93	$20.90	$20.80	$21.96	$18.31

Total return	(0.85)%	1.88%	(3.32)%	22.24%	21.56%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.99%	0.98%	0.98%	0.99%	1.01%
Expenses net of waiver and payments by affiliates	0.98%[c]	0.98%[c,d]	0.98%	0.98%[c]	0.95%
Net investment income	1.44%	1.28%	1.15%	1.16%	1.70%

Supplemental data
Net assets, end of year (000’s)	$931,879	$1,260,407	$1,281,733	$1,252,797	$495,600
Portfolio turnover rate	21.36%	29.11%	21.36%	23.84%	19.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

ftinstitutional.com

The accompanying notes are an integral part of these financial statements. | Annual Report 39

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2016
Foreign Smaller Companies Series
	Industry	Shares	Value

Common Stocks 95.7%
Belgium 2.2%
Barco NV	Electronic Equipment, Instruments
	& Components	180,420	$15,194,627
Ontex Group NV	Personal Products	179,950	5,348,950
			20,543,577
Bermuda 1.5%
Axis Capital Holdings Ltd	Insurance	217,510	14,196,878
Brazil 1.4%
Grendene SA	Textiles, Apparel & Luxury Goods	955,400	5,160,516
M Dias Branco SA	Food Products	223,000	7,880,060
			13,040,576
Canada 7.3%
[a] Badger Daylighting Ltd	Construction & Engineering	646,700	15,459,540
[b] Canaccord Genuity Group Inc	Capital Markets	1,205,138	4,280,986
Dorel Industries Inc., B	Household Durables	151,800	4,386,238
Enerflex Ltd	Energy Equipment & Services	604,400	7,674,278
[a] Genworth MI Canada Inc	Thrifts & Mortgage Finance	269,800	6,763,083
Laurentian Bank of Canada	Banks	134,400	5,778,159
Mullen Group Ltd	Energy Equipment & Services	813,600	12,014,960
Russel Metals Inc	Trading Companies & Distributors	313,500	5,972,095
Shawcor Ltd., A	Energy Equipment & Services	214,300	5,719,773
			68,049,112
China 3.6%
AAC Technologies Holdings Inc	Electronic Equipment, Instruments
	& Components	764,000	6,940,976
China ZhengTong Auto Services Holdings Ltd	Specialty Retail	10,894,500	3,175,133
Goodbaby International Holdings Ltd	Household Products	15,604,600	7,445,615
Greatview Aseptic Packaging Co. Ltd	Containers & Packaging	12,777,300	6,722,727
Shanghai Haohai Biological Technology Co. Ltd., H	Biotechnology	1,091,100	5,332,734
Xtep International Holdings Ltd	Textiles, Apparel & Luxury Goods	9,886,300	4,143,462
			33,760,647
Colombia 1.1%
[b] Gran Tierra Energy Inc. (CAD Traded)	Oil, Gas & Consumable Fuels	2,809,000	8,493,104
[b] Gran Tierra Energy Inc. (USD Traded)	Oil, Gas & Consumable Fuels	440,620	1,330,672
			9,823,776
Finland 3.6%
Amer Sports OYJ.	Leisure Products	659,772	17,549,681
Huhtamaki OYJ	Containers & Packaging	435,820	16,178,342
			33,728,023
France 0.6%
Beneteau S.A	Leisure Products	358,895	5,192,403
Germany 6.2%
Gerresheimer AG	Life Sciences Tools & Services	237,920	17,678,969
Grand City Properties SA	Real Estate Management & Development	647,080	11,772,027
Jenoptik AG	Electronic Equipment, Instruments
	& Components	664,710	11,487,774
Rational AG	Machinery	37,930	16,921,816
			57,860,586

40 Annual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)
	Industry	Shares	Value

Common Stocks (continued)
Hong Kong 6.3%
Luk Fook Holdings (International) Ltd	Specialty Retail	2,680,000	$6,998,517
Sitoy Group Holdings Ltd	Textiles, Apparel & Luxury Goods	6,780,600	1,766,305
Stella International Holdings Ltd	Textiles, Apparel & Luxury Goods	2,893,562	4,664,327
Techtronic Industries Co. Ltd	Household Durables	3,926,000	14,074,770
Value Partners Group Ltd	Capital Markets	12,630,000	10,032,987
Vinda International Holdings Ltd	Household Products	2,790,700	5,218,280
VTech Holdings Ltd	Communications Equipment	1,162,400	15,544,636
			58,299,822
India 1.8%
Dewan Housing Finance Corp. Ltd	Thrifts & Mortgage Finance	3,255,663	11,673,130
Jain Irrigation Systems Ltd	Machinery	3,565,583	4,622,617
			16,295,747
Italy 2.9%
Azimut Holding SpA	Capital Markets	242,039	4,039,121
Interpump Group SpA	Machinery	1,043,281	17,069,860
[b,c] Technogym SpA, Reg S	Leisure Products	246,972	1,151,717
Tod’s SpA	Textiles, Apparel & Luxury Goods	78,800	5,124,045
			27,384,743
Japan 20.6%
Anritsu Corp	Electronic Equipment, Instruments
	& Components	1,014,000	5,464,904
Asahi Co. Ltd	Specialty Retail	357,700	3,935,174
Asics Corp	Textiles, Apparel & Luxury Goods	829,200	16,563,429
Bunka Shutter Co. Ltd	Building Products	755,900	5,832,771
Capcom Co. Ltd	Software	301,200	7,085,846
Daibiru Corp	Real Estate Management & Development	873,500	7,479,991
Descente Ltd	Textiles, Apparel & Luxury Goods	696,871	8,024,196
Dowa Holdings Co. Ltd	Metals & Mining	1,700,000	13,001,412
Fuji Oil Holdings Inc	Food Products	493,800	9,699,002
[a] IDOM Inc	Specialty Retail	831,000	4,578,160
Kobayashi Pharmaceutical Co. Ltd	Personal Products	371,000	15,868,942
KYB Corp	Auto Components	1,006,000	4,879,610
[a,b] Laox Co. Ltd	Specialty Retail	690,500	4,229,420
MEITEC Corp	Professional Services	444,300	17,008,790
Nachi-Fujikoshi Corp	Machinery	1,543,000	6,692,339
Nihon Parkerizing Co. Ltd	Chemicals	573,400	6,725,107
Shinko Plantech Co. Ltd	Energy Equipment & Services	306,300	2,224,635
Square Enix Holdings Co. Ltd	Software	163,900	4,213,350
Sumitomo Rubber Industries Ltd	Auto Components	834,400	13,248,183
TechnoPro Holdings Inc	Professional Services	223,900	7,182,728
Tsugami Corp	Machinery	846,000	4,856,204
Tsumura & Co	Pharmaceuticals	621,200	17,111,630
Ushio Inc	Electrical Equipment	472,700	6,029,306
			191,935,129
Luxembourg 1.2%
[b] Stabilus SA	Machinery	205,450	11,033,545
Netherlands 5.7%
Aalberts Industries NV	Machinery	567,908	18,416,576
Accell Group NV	Leisure Products	229,265	5,285,407
Arcadis NV	Construction & Engineering	737,111	10,338,590

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Annual Report

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)
	Industry	Shares	Value

Common Stocks (continued)
Netherlands (continued)
Beter Bed Holding NV	Specialty Retail	260,587	$4,633,805
[c] Refresco Group NV, Reg S	Beverages	935,732	14,207,449
			52,881,827
Norway 0.5%
Tomra Systems ASA	Commercial Services & Supplies	467,060	4,892,804
Philippines 0.9%
Metropolitan Bank & Trust Co	Banks	2,007,086	2,937,821
Vista Land & Lifescapes Inc	Real Estate Management & Development	54,228,200	5,411,941
			8,349,762
Poland 0.7%
CCC SA	Textiles, Apparel & Luxury Goods	135,520	6,589,846
South Korea 4.4%
BNK Financial Group Inc	Banks	1,253,810	9,014,724
DGB Financial Group Inc	Banks	1,642,992	13,296,306
[b] Hyundai Mipo Dockyard Co. Ltd	Machinery	85,101	4,737,017
KIWOOM Securities Co. Ltd	Capital Markets	73,408	4,378,011
Korea Investment Holdings Co. Ltd	Capital Markets	283,262	9,831,128
			41,257,186
Spain 1.9%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	276,330	11,135,894
Tecnicas Reunidas SA	Energy Equipment & Services	168,382	6,903,489
			18,039,383
Sweden 4.1%
Bulten AB	Auto Components	597,753	5,840,251
Cloetta AB, B	Food Products	1,484,560	4,677,345
Duni AB	Household Durables	340,920	4,678,238
Tethys Oil AB	Oil, Gas & Consumable Fuels	749,887	6,482,853
[c] The Thule Group AB, Reg S	Leisure Products	1,081,450	16,917,690
			38,596,377
Switzerland 4.7%
[b] Basilea Pharmaceutica AG	Biotechnology	62,390	4,478,308
Bucher Industries AG	Machinery	64,270	15,824,531
Logitech International SA	Technology Hardware, Storage & Peripherals	367,620	9,105,948
Vontobel Holding AG	Capital Markets	265,030	13,909,911
			43,318,698
Taiwan 3.5%
Chicony Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	4,932,503	11,398,657
Giant Manufacturing Co. Ltd	Leisure Products	1,727,482	9,740,690
Tripod Technology Corp	Electronic Equipment, Instruments
	& Components	4,952,000	11,108,031
			32,247,378
Thailand 0.9%
L.P.N. Development PCL, fgn	Real Estate Management & Development	8,691,900	2,933,668
TISCO Financial Group PCL, fgn	Banks	3,426,100	5,757,950
			8,691,618

42 Annual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)
	Industry	Shares	Value

Common Stocks (continued)
United Kingdom 8.1%
Bellway PLC	Household Durables	148,150	$4,518,665
Bovis Homes Group PLC	Household Durables	358,460	3,620,866
Devro PLC	Food Products	1,348,710	3,152,523
DFS Furniture PLC	Household Durables	2,602,010	7,276,000
Foxtons Group PLC	Real Estate Management & Development	3,344,663	4,202,526
Greggs PLC	Food & Staples Retailing	991,820	11,851,203
Laird PLC	Electronic Equipment, Instruments
	& Components	2,375,040	4,476,310
[b] LivaNova PLC	Health Care Equipment & Supplies	175,551	7,894,528
Man Group PLC.	Capital Markets	6,810,811	9,925,249
Oxford Instruments PLC	Electronic Equipment, Instruments
	& Components	703,316	6,341,901
SIG PLC	Trading Companies & Distributors	3,498,043	4,446,955
[b] Vectura Group PLC	Pharmaceuticals	4,461,862	7,535,489
			75,242,215
Total Common Stocks (Cost $774,938,429)			891,251,658

Preferred Stocks (Cost $4,340,266) 0.5%
Brazil 0.5%
[d] Alpargatas SA, 3.003%, pfd	Textiles, Apparel & Luxury Goods	1,517,800	4,668,074
Total Investments before Short Term
Investments (Cost $779,278,695)			895,919,732

		Principal
		Amount

Short Term Investments 6.0%
U.S. Government and Agency Securities
3.6%
United States 3.6%
[e] FFCB, 1/03/17		$22,700,000	22,700,000
[e] FHLMC, 1/03/17		11,200,000	11,200,000
Total U.S. Government and Agency
Securities (Cost $33,898,921)			33,900,000

		Shares

[f] Investments from Cash Collateral Received
for Loaned Securities (Cost $22,128,772)
2.4%
Money Market Funds 2.4%
United States 2.4%
[g,h] Institutional Fiduciary Trust Money Market Portfolio, 0.09% .		22,128,772	22,128,772
Total Investments (Cost $835,306,388)
102.2%			951,948,504
Other Assets, less Liabilities (2.2)%			(20,069,747)
Net Assets 100.0%			$931,878,757

ftinstitutional.com

Annual Report

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)

See Abbreviations on page 73.

aA portion or all of the security is on loan at December 31, 2016. See Note 1(d).
bNon-income producing.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $32,276,856, representing 3.4% of net assets.
dVariable rate security. The rate shown represents the yield at period end.
eThe security was issued on a discount basis with no stated coupon rate.
fSee Note 1(d) regarding securities on loan.
gSee Note 3(d) regarding investments in affiliated management investment companies.
hThe rate shown is the annualized seven-day yield at period end.

44 Annual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Global Equity Series
		Year Ended December 31,
	2016	2015	2014	2013	2012
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.73	$9.64	$11.53	$9.88	$8.06
Income from investment operations[a]:
Net investment income[b]	0.16	0.14	0.25 [c]	0.14	0.16
Net realized and unrealized gains (losses)	0.25	(0.43)	(0.46)	2.84	1.82
Total from investment operations	0.41	(0.29)	(0.21)	2.98	1.98
Less distributions from:
Net investment income	(0.15)	(0.16)	(0.26)	(0.13)	(0.16)
Net realized gains	(0.04)	(0.46)	(1.42)	(1.20)	—
Total distributions	(0.19)	(0.62)	(1.68)	(1.33)	(0.16)
Net asset value, end of year.	$8.95	$8.73	$9.64	$11.53	$9.88

Total return	4.67%	(3.43)%	(2.01)%	30.43%	24.63%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.84%	0.81%	0.92%	0.94%	0.94%
Expenses net of waiver and payments by affiliates	0.84%	0.81%[d,e]	0.92%	0.90%[e]	0.81%[e]
Net investment income	1.82%	1.47%	2.21%[c]	1.26%	1.80%

Supplemental data
Net assets, end of year (000’s)	$280,709	$282,830	$467,375	$491,602	$432,585
Portfolio turnover rate	27.91%	36.88%	35.50%	42.66%	45.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Annual Report 45

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2016
Global Equity Series
	Industry	Shares	Value

Common Stocks 96.4%
Austria 0.5%
UNIQA Insurance Group AG	Insurance	195,108	$1,478,107
Belgium 0.4%
UCB SA	Pharmaceuticals	15,470	991,465
China 4.5%
[a] Baidu Inc., ADR	Internet Software & Services	15,660	2,574,661
China Life Insurance Co. Ltd., H.	Insurance	567,000	1,477,000
China Mobile Ltd	Wireless Telecommunication Services	65,500	694,319
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	6,472,000	2,987,911
[a] GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	2,261,000	271,163
Haier Electronics Group Co. Ltd	Household Durables	721,000	1,134,335
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	1,570,000	1,174,286
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	509,200	1,167,525
Sinopharm Group Co. Ltd	Health Care Providers & Services	311,600	1,283,851
			12,765,051
France 8.3%
AXA SA	Insurance	130,035	3,281,695
BNP Paribas SA.	Banks	71,980	4,585,897
Cie Generale des Etablissements Michelin, B	Auto Components	19,338	2,150,725
Compagnie de Saint-Gobain	Building Products	61,610	2,868,876
Credit Agricole SA	Banks	175,390	2,173,944
Sanofi	Pharmaceuticals	36,770	2,975,214
Technip SA	Energy Equipment & Services	22,040	1,572,547
Total SA, B	Oil, Gas & Consumable Fuels	47,170	2,418,084
Zodiac Aerospace	Aerospace & Defense	55,090	1,264,522
			23,291,504
Germany 6.6%
Bayer AG	Pharmaceuticals	29,510	3,078,028
Deutsche Lufthansa AG	Airlines	105,360	1,360,250
HeidelbergCement AG	Construction Materials	13,410	1,250,569
[a] innogy SE	Multi-Utilities	40,680	1,412,943
Lanxess AG	Chemicals	59,640	3,912,662
Merck KGaA	Pharmaceuticals	25,730	2,684,298
[a] MorphoSys AG	Life Sciences Tools & Services	25,980	1,332,638
SAP SE	Software	20,120	1,753,110
Siemens AG, ADR	Industrial Conglomerates	13,790	1,688,172
			18,472,670
Hong Kong 0.5%
CK Hutchison Holdings Ltd	Industrial Conglomerates	114,540	1,298,351
India 0.1%
Housing Development Finance Corp. Ltd	Thrifts & Mortgage Finance	21,285	395,477
Ireland 1.3%
CRH PLC	Construction Materials	103,830	3,600,331
Israel 1.2%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	93,346	3,383,792
Italy 1.2%
Eni SpA	Oil, Gas & Consumable Fuels	213,988	3,483,197

46 Annual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Global Equity Series (continued)
	Industry	Shares	Value

Common Stocks (continued)
Japan 9.6%
[a] IHI Corp	Machinery	496,000	$1,289,910
INPEX Corp	Oil, Gas & Consumable Fuels	158,200	1,584,774
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	342,700	3,403,693
Nissan Motor Co. Ltd	Automobiles	366,300	3,683,525
Omron Corp	Electronic Equipment, Instruments
	& Components	79,400	3,046,401
Panasonic Corp	Household Durables	264,100	2,687,428
SoftBank Group Corp	Wireless Telecommunication Services	57,000	3,786,347
Sumitomo Metal Mining Co. Ltd	Metals & Mining	147,000	1,895,111
Suntory Beverage & Food Ltd	Beverages	73,700	3,060,982
[a] Toshiba Corp	Industrial Conglomerates	536,000	1,298,102
Toyota Motor Corp	Automobiles	22,600	1,329,764
			27,066,037
Netherlands 2.8%
Akzo Nobel NV	Chemicals	40,060	2,503,356
ING Groep NV	Banks	151,460	2,130,726
NN Group NV	Insurance	42,340	1,434,292
[a] QIAGEN NV	Life Sciences Tools & Services	59,790	1,678,466
			7,746,840
Norway 1.4%
Telenor ASA	Diversified Telecommunication Services	160,630	2,398,573
Yara International ASA	Chemicals	35,400	1,393,217
			3,791,790
Portugal 1.5%
Galp Energia SGPS SA, B.	Oil, Gas & Consumable Fuels	288,760	4,311,394
Singapore 0.6%
Singapore Telecommunications Ltd	Diversified Telecommunication Services	627,204	1,581,114
South Korea 3.8%
Hana Financial Group Inc	Banks	60,590	1,568,383
Hyundai Mobis Co. Ltd	Auto Components	10,257	2,242,979
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	4,639	6,924,368
			10,735,730
Spain 0.7%
Telefonica SA.	Diversified Telecommunication Services	219,240	2,034,636
Sweden 0.2%
Getinge AB, B	Health Care Equipment & Supplies	31,860	510,994
Switzerland 4.0%
ABB Ltd	Electrical Equipment	137,740	2,905,199
[a] Basilea Pharmaceutica AG	Biotechnology	13,790	989,836
[a] Glencore PLC	Metals & Mining	376,180	1,285,233
Roche Holding AG	Pharmaceuticals	14,360	3,279,788
UBS Group AG	Capital Markets	173,090	2,710,905
			11,170,961
Taiwan 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	90,240	2,594,400
Thailand 0.7%
Bangkok Bank PCL, NVDR	Banks	430,400	1,914,890

ftinstitutional.com

Annual Report

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Global Equity Series (continued)
	Industry	Shares	Value

Common Stocks (continued)
United Kingdom 12.2%
Aviva PLC	Insurance	248,300	$1,487,744
BAE Systems PLC	Aerospace & Defense	277,640	2,022,994
Barclays PLC	Banks	1,013,040	2,788,463
BP PLC	Oil, Gas & Consumable Fuels	946,450	5,941,347
GlaxoSmithKline PLC	Pharmaceuticals	74,600	1,435,416
HSBC Holdings PLC	Banks	552,800	4,437,656
Kingfisher PLC	Specialty Retail	287,040	1,238,627
Petrofac Ltd	Energy Equipment & Services	123,760	1,324,823
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	166,850	4,838,275
Sky PLC	Media	205,010	2,502,687
[a] Standard Chartered PLC	Banks	256,875	2,099,839
[a] Subsea 7 SA	Energy Equipment & Services	126,570	1,601,354
Vodafone Group PLC	Wireless Telecommunication Services	1,038,402	2,556,392
			34,275,617
United States 33.4%
Allegheny Technologies Inc	Metals & Mining	91,670	1,460,303
[a] Allergan PLC	Pharmaceuticals	16,340	3,431,563
[a] Alphabet Inc., A	Internet Software & Services	6,580	5,214,321
American International Group Inc	Insurance	47,690	3,114,634
Amgen Inc	Biotechnology	24,000	3,509,040
Apache Corp	Oil, Gas & Consumable Fuels	33,750	2,142,113
Apple Inc	Technology Hardware, Storage & Peripherals	43,490	5,037,012
Applied Materials Inc	Semiconductors & Semiconductor Equipment	53,820	1,736,771
Baker Hughes Inc	Energy Equipment & Services	21,290	1,383,211
Capital One Financial Corp	Consumer Finance	47,340	4,129,942
[a] Celgene Corp	Biotechnology	19,060	2,206,195
Citigroup Inc	Banks	91,770	5,453,891
Comcast Corp., A	Media	67,320	4,648,446
ConocoPhillips	Oil, Gas & Consumable Fuels	49,170	2,465,384
Devon Energy Corp	Oil, Gas & Consumable Fuels	19,040	869,557
Eastman Chemical Co	Chemicals	17,570	1,321,440
Eli Lilly & Co	Pharmaceuticals	41,070	3,020,698
Gilead Sciences Inc	Biotechnology	46,910	3,359,225
JPMorgan Chase & Co	Banks	70,810	6,110,195
[a] Knowles Corp	Electronic Equipment, Instruments
	& Components	106,380	1,777,610
Medtronic PLC	Health Care Equipment & Supplies	26,630	1,896,855
Microsoft Corp	Software	89,980	5,591,357
Morgan Stanley	Capital Markets	49,220	2,079,545
Oracle Corp	Software	127,820	4,914,679
Pfizer Inc	Pharmaceuticals	38,800	1,260,224
Rockwell Collins Inc	Aerospace & Defense	25,150	2,332,914
Stanley Black & Decker Inc	Machinery	20,920	2,399,315
SunTrust Banks Inc	Banks	64,630	3,544,956
Twenty-First Century Fox Inc., A.	Media	68,120	1,910,085
Voya Financial Inc	Diversified Financial Services	71,470	2,803,053
Walgreens Boots Alliance Inc	Food & Staples Retailing	30,990	2,564,732
			93,689,266
Total Common Stocks (Cost $236,239,210)			270,583,614

48 Annual Report

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Global Equity Series (continued)
	Industry	Shares	Value
Preferred Stocks (Cost $1,775,191) 0.4%
Germany 0.4%
[b] Draegerwerk AG & Co. KGAA, 0.239%, pfd	Health Care Equipment & Supplies	14,500	$1,212,771
Total Investments before Short Term
Investments (Cost $238,014,401)			271,796,385

		Principal
		Amount
Short Term Investments 3.0%
Time Deposits 3.0%
United States 3.0%
Bank of Montreal, 0.42%, 1/03/17		$3,000,000	3,000,000
Royal Bank of Canada, 0.48%, 1/03/17.		5,300,000	5,300,000
Total Time Deposits (Cost $8,300,000)			8,300,000
Total Investments (Cost $246,314,401) 99.8% .			280,096,385
Other Assets, less Liabilities 0.2%			612,984
Net Assets 100.0%.			$280,709,369

See Abbreviations on page 73.

aNon-income producing.
bVariable rate security. The rate shown represents the yield at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 49

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
International Equity Series
		Year Ended December 31,
	2016	2015	2014	2013	2012
Primary Shares
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.05	$20.05	$22.72	$19.60	$17.04
Income from investment operations[a]:
Net investment income[b]	0.45	0.45	0.74 [c]	0.45	0.48
Net realized and unrealized gains (losses)	(0.20)	(0.98)	(2.27)	3.36	2.68
Total from investment operations	0.25	(0.53)	(1.53)	3.81	3.16
Less distributions from:
Net investment income	(0.46)	(0.47)	(0.79)	(0.44)	(0.58)
Net realized gains	(0.19)	—	(0.35)	(0.25)	(0.02)
Total distributions	(0.65)	(0.47)	(1.14)	(0.69)	(0.60)
Net asset value, end of year.	$18.65	$19.05	$20.05	$22.72	$19.60

Total return	1.30%	(2.67)%	(6.78)%	19.51%	18.55%

Ratios to average net assets
Expenses	0.78%[d]	0.78%[d]	0.78%[d]	0.79%	0.80%
Net investment income	2.44%	2.16%	3.27%[c]	2.12%	2.66%

Supplemental data
Net assets, end of year (000’s)	$4,539,205	$5,077,937	$6,210,850	$6,815,920	$5,820,506
Portfolio turnover rate	14.88%	16.16%	14.97%	15.89%	11.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

50 Annual Report | The accompanying notes are an integral part of these financial statements.

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		TEMPLETON INSTITUTIONAL FUNDS
			FINANCIAL HIGHLIGHTS

International Equity Series (continued)
		Year Ended December 31,
	2016	2015	2014	2013	2012
Service Shares
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.11	$20.11	$22.79	$19.62	$17.02
Income from investment operations[a]:
Net investment income[b]	0.42	0.36	0.71 [c]	0.48	0.55
Net realized and unrealized gains (losses)	(0.20)	(0.92)	(2.28)	3.30	2.59
Total from investment operations	0.22	(0.56)	(1.57)	3.78	3.14
Less distributions from:
Net investment income	(0.42)	(0.44)	(0.76)	(0.36)	(0.52)
Net realized gains	(0.19)	—	(0.35)	(0.25)	(0.02)
Total distributions	(0.61)	(0.44)	(1.11)	(0.61)	(0.54)
Net asset value, end of year.	$18.72	$19.11	$20.11	$22.79	$19.62

Total return	1.15%	(2.80)%	(6.95)%	19.31%	18.45%

Ratios to average net assets
Expenses	0.93%[d]	0.93%[d]	0.93%[d]	0.94%	0.95%
Net investment income	2.29%	2.01%	3.12%[c]	1.97%	2.51%

Supplemental data
Net assets, end of year (000’s)	$8,624	$12,525	$6,985	$7,705	$19,637
Portfolio turnover rate	14.88%	16.16%	14.97%	15.89%	11.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.85%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

ftinstitutional.com

The accompanying notes are an integral part of these financial statements. | Annual Report 51

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2016
International Equity Series
	Industry	Shares	Value

Common Stocks 97.4%
Brazil 0.3%
Embraer SA, ADR	Aerospace & Defense	675,152	$12,996,676
Canada 1.9%
Silver Wheaton Corp	Metals & Mining	1,472,500	28,445,525
Suncor Energy Inc	Oil, Gas & Consumable Fuels	1,722,160	56,302,371
			84,747,896
China 5.8%
[a] Baidu Inc., ADR	Internet Software & Services	219,160	36,032,095
China Life Insurance Co. Ltd., H	Insurance	12,715,000	33,121,800
China Mobile Ltd	Wireless Telecommunication Services	4,469,440	47,377,390
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	118,888,040	54,886,735
[a,b] GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	98,443,370	11,806,349
Haier Electronics Group Co. Ltd	Household Durables	22,115,700	34,794,189
Sinopharm Group Co. Ltd	Health Care Providers & Services	11,231,200	46,274,659
			264,293,217
France 10.0%
AXA SA	Insurance	2,526,520	63,761,825
BNP Paribas SA	Banks	1,537,970	97,985,157
Cie Generale des Etablissements Michelin, B	Auto Components	611,289	67,986,056
Compagnie de Saint-Gobain.	Building Products	1,039,270	48,393,721
Sanofi	Pharmaceuticals	876,559	70,926,050
Total SA, B	Oil, Gas & Consumable Fuels	1,343,813	68,888,130
Zodiac Aerospace	Aerospace & Defense	1,532,710	35,181,430
			453,122,369
Germany 12.2%
Bayer AG	Pharmaceuticals	680,866	71,017,443
[a] Deutsche Boerse AG	Capital Markets	332,790	27,151,532
Deutsche Lufthansa AG	Airlines	2,334,180	30,135,416
Deutsche Post AG	Air Freight & Logistics	703,147	23,109,253
HeidelbergCement AG	Construction Materials	479,630	44,728,606
Infineon Technologies AG.	Semiconductors & Semiconductor Equipment	2,619,154	45,499,475
[a] innogy SE	Multi-Utilities	1,303,350	45,269,413
Lanxess AG	Chemicals	763,100	50,062,922
Merck KGaA	Pharmaceuticals	682,698	71,222,896
Metro AG	Food & Staples Retailing	1,280,150	42,544,167
SAP SE	Software	549,651	47,892,564
Siemens AG	Industrial Conglomerates	453,990	55,793,988
			554,427,675
Hong Kong 2.2%
AIA Group Ltd	Insurance	5,042,710	28,450,392
Cheung Kong Property Holdings Ltd	Real Estate Management & Development	3,384,243	20,751,919
CK Hutchison Holdings Ltd	Industrial Conglomerates	4,661,743	52,842,505
			102,044,816
India 1.0%
Housing Development Finance Corp. Ltd	Thrifts & Mortgage Finance	2,341,215	43,499,928
Ireland 1.7%
CRH PLC	Construction Materials	2,234,082	77,883,130
Israel 1.3%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,673,739	60,673,039

52 Annual Report

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

International Equity Series (continued)
	Industry	Shares	Value

Common Stocks (continued)
Italy 2.5%
Eni SpA	Oil, Gas & Consumable Fuels	3,012,415	$49,034,687
Intesa Sanpaolo SpA	Banks	8,219,841	20,982,271
Tenaris SA	Energy Equipment & Services	2,568,114	45,855,815
			115,872,773
Japan 10.7%
INPEX Corp	Oil, Gas & Consumable Fuels	4,299,300	43,068,397
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	3,730,500	37,051,290
Mitsui Fudosan Co. Ltd	Real Estate Management & Development	943,000	21,821,421
Nissan Motor Co. Ltd	Automobiles	6,947,500	69,864,290
Omron Corp	Electronic Equipment, Instruments
	& Components	1,056,100	40,520,198
Panasonic Corp	Household Durables	2,397,100	24,392,407
SoftBank Group Corp	Wireless Telecommunication Services	825,400	54,828,958
Sumitomo Metal Mining Co. Ltd	Metals & Mining	3,196,000	41,202,549
Sumitomo Rubber Industries Ltd	Auto Components	1,872,600	29,732,201
Suntory Beverage & Food Ltd	Beverages	1,518,000	63,047,093
[a] Toshiba Corp	Industrial Conglomerates	11,992,000	29,042,604
Toyota Motor Corp	Automobiles	549,120	32,309,743
			486,881,151
Mexico 0.2%
Industrias Penoles SA	Metals & Mining	485,150	9,032,456
Netherlands 7.2%
Akzo Nobel NV	Chemicals	1,000,620	62,528,899
[a] ASR Nederland NV	Insurance	2,022,660	48,098,286
ING Groep NV	Banks	6,076,310	85,481,003
NN Group NV	Insurance	1,054,680	35,727,894
[a] QIAGEN NV	Life Sciences Tools & Services	1,532,251	43,014,415
SBM Offshore NV	Energy Equipment & Services	3,221,837	50,562,100
			325,412,597
Norway 2.3%
Statoil ASA	Oil, Gas & Consumable Fuels	1,253,730	22,987,711
Telenor ASA	Diversified Telecommunication Services	3,973,408	59,332,056
Yara International ASA.	Chemicals	600,276	23,624,706
			105,944,473
Singapore 3.2%
DBS Group Holdings Ltd	Banks	4,206,913	50,381,844
Singapore Telecommunications Ltd	Diversified Telecommunication Services	24,029,860	60,576,690
United Overseas Bank Ltd	Banks	2,451,700	34,542,910
			145,501,444
South Korea 6.2%
Hana Financial Group Inc	Banks	860,218	22,266,889
Hyundai Mobis Co. Ltd	Auto Components	244,635	53,496,270
Hyundai Motor Co	Automobiles	224,888	27,196,945
KB Financial Group Inc	Banks	1,021,878	36,227,954
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	94,302	140,759,164
			279,947,222
Spain 0.9%
Telefonica SA	Diversified Telecommunication Services	4,318,875	40,080,903

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Annual Report

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

International Equity Series (continued)
	Industry	Shares	Value

Common Stocks (continued)
Sweden 0.7%
Getinge AB, B	Health Care Equipment & Supplies	1,971,701	$31,623,580
Switzerland 5.5%
[a] Glencore PLC	Metals & Mining	5,465,640	18,673,557
Novartis AG	Pharmaceuticals	573,974	41,763,034
Roche Holding AG.	Pharmaceuticals	403,050	92,055,607
Swiss Re AG	Insurance	482,615	45,730,899
UBS Group AG	Capital Markets	3,467,890	54,313,477
			252,536,574
Taiwan 1.6%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	4,630,000	31,956,123
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	7,643,492	42,745,807
			74,701,930
Thailand 0.9%
Bangkok Bank PCL, fgn	Banks	379,700	1,710,504
Bangkok Bank PCL, NVDR.	Banks	8,696,100	38,689,761
			40,400,265
United Kingdom 18.0%
Aviva PLC.	Insurance	5,533,969	33,157,986
BAE Systems PLC.	Aerospace & Defense	7,987,571	58,200,583
Barclays PLC	Banks	19,696,040	54,214,709
BP PLC	Oil, Gas & Consumable Fuels	21,341,181	133,969,434
GlaxoSmithKline PLC.	Pharmaceuticals	2,386,572	45,921,221
HSBC Holdings PLC	Banks	9,217,703	73,996,004
International Consolidated Airlines Group SA	Airlines	2,217,240	12,042,334
Johnson Matthey PLC	Chemicals	556,290	21,805,160
Kingfisher PLC	Specialty Retail	7,737,781	33,389,847
[a] LivaNova PLC	Health Care Equipment & Supplies	689,590	31,010,862
Petrofac Ltd	Energy Equipment & Services	2,985,210	31,956,008
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,494,428	43,335,050
Royal Dutch Shell PLC, B, ADR.	Oil, Gas & Consumable Fuels	1,235,401	71,616,196
Sky PLC	Media	2,945,320	35,955,389
[a] Standard Chartered PLC	Banks	6,976,151	57,026,945
[a] Tesco PLC	Food & Staples Retailing	12,718,170	32,406,938
Vodafone Group PLC	Wireless Telecommunication Services	19,226,384	47,332,519
			817,337,185
United States 1.1%
Chubb Ltd	Insurance	397,490	52,516,379
Total Common Stocks
(Cost $3,452,717,120)			4,431,477,678

54 Annual Report

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

International Equity Series (continued)
	Principal
	Amount	Value
Short Term Investments 1.6%
U.S. Government and Agency Securities
(Cost $16,390,454) 0.4%
United States 0.4%
[c] FHLB, 1/03/17.	$16,391,000	$16,391,000
Total Investments before Money Market
Funds (Cost $3,469,107,574)		4,447,868,678

	Shares
Money Market Funds (Cost $46,090,514)
1.0%
United States 1.0%
[d,e] Institutional Fiduciary Trust Money Market Portfolio,
0.09%	46,090,514	46,090,514

[f] Investments from Cash Collateral
Received for Loaned Securities
(Cost $9,133,838) 0.2%
Money Market Funds 0.2%
United States 0.2%
[d,e] Institutional Fiduciary Trust Money Market Portfolio,
0.09%	9,133,838	9,133,838
Total Investments (Cost $3,524,331,926)
99.0%		4,503,093,030
Other Assets, less Liabilities 1.0%		44,735,632
Net Assets 100.0%		$4,547,828,662

See Abbreviations on page 73.

aNon-income producing.
bA portion or all of the security is on loan at December 31, 2016. See Note 1(d).
cThe security was issued on a discount basis with no stated coupon rate.
dSee Note 3(d) regarding investments in affiliated management investment companies.
eThe rate shown is the annualized seven-day yield at period end.
fSee Note 1(d) regarding securities on loan.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Annual Report 55

TEMPLETON INSTITUTIONAL FUNDS

Financial Statements

Statements of Assets and Liabilities
December 31, 2016

	Emerging	Foreign Smaller
	Markets Series	Companies Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$34,707,470	$813,177,616
Cost - Non-controlled affiliates (Note 3d)	234,539	22,128,772
Total cost of investments	$34,942,009	$835,306,388
Value - Unaffiliated issuers	$40,604,866	$929,819,732
Value - Non-controlled affiliates (Note 3d)	234,539	22,128,772
Total value of investments*	40,839,405	951,948,504
Cash	—	146,544
Foreign currency, at value (cost $15,440 and $269,742, respectively)	15,435	269,742
Receivables:
Investment securities sold	3,352	217,250
Capital shares sold	50,652	519,922
Dividends	153,366	2,156,440
European Union tax reclaims	—	732,671
Other assets	5	95
Total assets.	41,062,215	955,991,168
Liabilities:
Payables:
Investment securities purchased	—	505,721
Capital shares redeemed	2,144	632,370
Management fees	37,859	748,524
Transfer agent fees	58	486
Professional fees	48,580	56,545
Payable upon return of securities loaned	—	22,128,772
Deferred tax	81,323	—
Accrued expenses and other liabilities	12,982	39,993
Total liabilities	182,946	24,112,411
Net assets, at value	$40,879,269	$931,878,757
Net assets consist of:
Paid-in capital	$46,058,367	$821,770,639
Distributions in excess of net investment income	(411,645)	(4,326,825)
Net unrealized appreciation (depreciation)	5,795,772	116,505,708
Accumulated net realized gain (loss)	(10,563,225)	(2,070,765)
Net assets, at value	$40,879,269	$931,878,757
Shares outstanding	9,545,834	46,756,116
Net asset value per share.	$4.28	$19.93

*Includes securities loaned.		$ —	$20,742,505
56	Annual Report | The accompanying notes are an integral part of these financial statements.		ftinstitutional.com

	TEMPLETON INSTITUTIONAL FUNDS
	FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
December 31, 2016

	Global	International
	Equity Series	Equity Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$246,314,401	$3,469,107,574
Cost - Non-controlled affiliates (Note 3d)	—	55,224,352
Total cost of investments	$246,314,401	$3,524,331,926
Value - Unaffiliated issuers	$280,096,385	$4,447,868,678
Value - Non-controlled affiliates (Note 3d)	—	55,224,352
Total value of investments*	280,096,385	4,503,093,030
Cash	139,844	—
Foreign currency, at value (cost $15,763 and $8,547,282, respectively)	15,763	8,547,282
Receivables:
Investment securities sold	—	68,087,950
Capital shares sold	4,184	1,719,628
Dividends	676,050	13,369,501
Foreign tax	9,938	—
European Union tax reclaims	49,971	7,238,903
Other assets.	21	395
Total assets	280,992,156	4,602,056,689
Liabilities:
Payables:
Investment securities purchased	39,525	150,689
Capital shares redeemed	—	41,682,255
Management fees	184,291	2,948,733
Transfer agent fees	48	29,057
Professional fees.	47,276	67,711
Payable upon return of securities loaned	—	9,133,838
Accrued expenses and other liabilities	11,647	215,744
Total liabilities	282,787	54,228,027
Net assets, at value	$280,709,369	$4,547,828,662
Net assets consist of:
Paid-in capital	$251,575,249	$3,666,307,806
Undistributed net investment income	44,691	—
Distributions in excess of net investment income	—	(34,368,823)
Net unrealized appreciation (depreciation)	33,736,392	977,608,156
Accumulated net realized gain (loss)	(4,646,963)	(61,718,477)
Net assets, at value	$280,709,369	$4,547,828,662
Shares outstanding	31,357,946
Net asset value per share	$8.95
Primary Shares:
Net assets, at value		$4,539,204,838
Shares outstanding		243,355,415
Net asset value per share		$18.65
Service Shares:
Net assets, at value		$8,623,824
Shares outstanding		460,666
Net asset value per share		$18.72

*Includes securities loaned	$—	$7,302,830

ftinstitutional.com

The accompanying notes are an integral part of these financial statements. | Annual Report 57

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Operations
for the year ended December 31, 2016

	Emerging	Foreign Smaller
	Markets Series	Companies Series
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$1,103,668	$24,786,558
Non-controlled affiliates (Note 3d)	7	—
Interest	—	100,562
Income from securities loaned (net of fees and rebates)	—	750,106
Other income (Note 1e)	—	267,465
Total investment income	1,103,675	25,904,691
Expenses:
Management fees (Note 3a)	613,171	10,163,142
Transfer agent fees (Note 3c)	1,264	7,337
Custodian fees (Note 4)	24,163	157,727
Reports to shareholders	5,486	35,242
Registration and filing fees	20,021	44,542
Professional fees	60,667	127,696
Trustees’ fees and expenses	1,264	41,071
Other	24,450	41,677
Total expenses	750,486	10,618,434
Expense reductions (Note 4)	—	(8,445)
Expenses waived/paid by affiliates (Note 3d and 3e)	(55,622)	(70,299)
Net expenses	694,864	10,539,690
Net investment income	408,811	15,365,001
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,118,139	14,127,407
Foreign currency transactions	87,541	(361,937)
Net realized gain (loss)	2,205,680	13,765,470
Net change in unrealized appreciation (depreciation) on:
Investments	6,622,777	(46,761,171)
Translation of other assets and liabilities
denominated in foreign currencies	(2,934)	(64,540)
Change in deferred taxes on unrealized appreciation	(45,519)	—
Net change in unrealized appreciation (depreciation)	6,574,324	(46,825,711)
Net realized and unrealized gain (loss)	8,780,004	(33,060,241)
Net increase (decrease) in net assets resulting from operations	$9,188,815	$(17,695,240)

[a]Foreign taxes withheld on dividends	$159,300	$2,627,092

58 Annual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended December 31, 2016

	Global	International
	Equity Series	Equity Series
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$7,134,903	$150,748,671
Non-controlled affiliates (Note 3d)	—	2,353
Interest	27,781	229,800
Income from securities loaned (net of fees and rebates)	11,756	258,814
Other income (Note 1e)	—	202,628
Total investment income	7,174,440	151,442,266
Expenses:
Management fees (Note 3a)	2,090,392	35,787,306
Transfer agent fees (Note 3c)	726	38,224
Sub-transfer agent fees - Service Shares (Note 3c)	—	17,435
Custodian fees (Note 4)	21,123	562,882
Reports to shareholders	5,081	82,813
Registration and filing fees	29,511	100,083
Professional fees	74,385	149,278
Trustees’ fees and expenses	9,880	177,062
Other	32,025	105,310
Total expenses	2,263,123	37,020,393
Expense reductions (Note 4)	—	(2,772)
Expenses waived/paid by affiliates (Note 3d and 3e)	(881)	(285,820)
Net expenses	2,262,242	36,731,801
Net investment income	4,912,198	114,710,465
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(3,244,345)	(21,435,868)
Foreign currency transactions	(81,345)	(2,873,983)
Net realized gain (loss)	(3,325,690)	(24,309,851)
Net change in unrealized appreciation (depreciation) on:
Investments	11,016,270	(37,863,189)
Translation of other assets and liabilities
denominated in foreign currencies	(17,296)	(565,843)
Net change in unrealized appreciation (depreciation)	10,998,974	(38,429,032)
Net realized and unrealized gain (loss)	7,673,284	(62,738,883)
Net increase (decrease) in net assets resulting from operations	$12,585,482	$51,971,582

[a]Foreign taxes withheld on dividends	$547,031	$14,624,634

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TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Emerging		Foreign Smaller
	Markets Series		Companies Series
	Year Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$408,811	$784,789	$15,365,001	$16,914,737
Net realized gain (loss)	2,205,680	(9,084,882)	13,765,470	15,934,906
Net change in unrealized appreciation (depreciation)	6,574,324	(10,794,959)	(46,825,711)	(6,789,505)
Net increase (decrease) in net assets resulting from
operations	9,188,815	(19,095,052)	(17,695,240)	26,060,138
Distributions to shareholders from:
Net investment income	(765,866)	(1,097,512)	(18,779,194)	(16,550,454)
Net realized gains	—	(390,494)	(16,947,519)	(1,268,296)
Total distributions to shareholders	(765,866)	(1,488,006)	(35,726,713)	(17,818,750)
Capital share transactions (Note 2)	(38,977,606)	(9,843,633)	(275,106,684)	(29,566,725)
Net increase (decrease) in net assets	(30,554,657)	(30,426,691)	(328,528,637)	(21,325,337)
Net assets:
Beginning of year	71,433,926	101,860,617	1,260,407,394	1,281,732,731
End of year	$40,879,269	$71,433,926	$931,878,757	$1,260,407,394
Distributions in excess of net investment income included in net assets:
End of year	$(411,645)	$(1,425,613)	$(4,326,825)	$(1,101,556)

60 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Global		International
	Equity Series		Equity Series
	Year Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$4,912,198	$6,241,151	$114,710,465	$131,408,721
Net realized gain (loss)	(3,325,690)	23,681,344	(24,309,851)	93,334,128
Net change in unrealized appreciation (depreciation)	10,998,974	(33,703,246)	(38,429,032)	(366,831,841)
Net increase (decrease) in net assets resulting from
operations	12,585,482	(3,780,751)	51,971,582	(142,088,992)
Distributions to shareholders from:
Net investment income	(4,598,697)	(7,167,302)	—	—
Net realized gains	(1,102,505)	(21,449,616)	—	—
Primary Shares	—	—	(111,420,196)	(125,314,871)
Service Shares.	—	—	(199,913)	(282,467)
Net realized gains:
Primary Shares	—	—	(47,078,491)	—
Service Shares.	—	—	(118,885)	—
Total distributions to shareholders	(5,701,202)	(28,616,918)	(158,817,485)	(125,597,338)
Capital share transactions (Note 2)	(9,004,806)	(152,147,837)	—	—
Primary Shares	—	—	(432,190,251)	(866,368,023)
Service Shares.	—	—	(3,597,374)	6,681,319
Total capital share transactions	(9,004,806)	(152,147,837)	(435,787,625)	(859,686,704)
Net increase (decrease) in net assets.	(2,120,526)	(184,545,506)	(542,633,528)	(1,127,373,034)
Net assets:
Beginning of year	282,829,895	467,375,401	5,090,462,190	6,217,835,224
End of year.	$280,709,369	$282,829,895	$4,547,828,662	$5,090,462,190
Undistributed net investment income included in net assets:
End of year.	$44,691	$—	$—	$—
Distributions in excess of net investment income included in net assets:
End of year.	$—	$(216,317)	$(34,368,823)	$(38,346,827)

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TEMPLETON INSTITUTIONAL FUNDS

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). International Equity Series offers Primary and Service Shares. Each class of shares differs by its voting rights on matters affecting a single class and transfer agent fees. Foreign Smaller Companies Series was closed to new investors with limited exceptions effective at the close of market on December 10, 2013.

Effective June 30, 2016, Foreign Equity Series was renamed International Equity Series.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular

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review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

Certain or all Funds invest in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Securities Lending (continued)

is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and

Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion

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NOTES TO FINANCIAL STATEMENTS

of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Emerging		Foreign Smaller
	Markets Series		Companies Series
	Shares	Amount	Shares	Amount
Year ended December 31, 2016
Shares sold.	1,610,965	$6,302,919	4,833,974	$97,234,695
Shares issued in reinvestment of distributions	125,828	532,907	1,628,813	32,442,291
Shares redeemed	(11,753,686)	(45,813,432)	(20,026,557)	(404,783,670)
Net increase (decrease)	(10,016,893)	$(38,977,606)	(13,563,770)	$(275,106,684)
Year ended December 31, 2015
Shares sold.	3,502,979	$15,955,876	7,871,369	$170,558,198
Shares issued in reinvestment of distributions	388,988	1,425,598	751,340	15,618,694
Shares redeemed	(6,511,606)	(27,225,107)	(9,913,407)	(215,743,617)
Net increase (decrease)	(2,619,639)	$(9,843,633)	(1,290,698)	$(29,566,725)

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Global
	Equity Series
	Shares	Amount
Year ended December 31, 2016
Shares sold	5,904,348	$50,777,649
Shares issued in reinvestment of distributions	622,766	5,571,015
Shares redeemed	(7,569,735)	(65,353,470)
Net increase (decrease)	(1,042,621)	$(9,004,806)
Year ended December 31, 2015
Shares sold	4,544,739	$45,587,362
Shares issued in reinvestment of distributions	3,011,985	28,487,426
Shares redeemed	(23,641,127)	(226,222,625)
Net increase (decrease)	(16,084,403)	$(152,147,837)

	International
	Equity Series
	Shares	Amount
Primary Shares:
Year ended December 31, 2016
Shares sold	33,190,087	$605,288,189
Shares issued in reinvestment of distributions	7,502,120	140,569,227
Shares redeemed.	(63,963,402)	(1,178,047,667)
Net increase (decrease)	(23,271,195)	$(432,190,251)
Year ended December 31, 2015
Shares sold	46,089,854	$949,305,466
Shares issued in reinvestment of distributions	5,559,888	106,868,900
Shares redeemed.	(94,840,080)	(1,922,542,389)
Net increase (decrease)	(43,190,338)	$(866,368,023)
Service Shares:
Year ended December 31, 2016
Shares sold	356,445	$6,374,901
Shares issued in reinvestment of distributions	16,838	316,996
Shares redeemed.	(568,197)	(10,289,271)
Net increase (decrease)	(194,914)	$(3,597,374)
Year ended December 31, 2015
Shares sold	710,251	$14,701,261
Shares issued in reinvestment of distributions	14,448	278,576
Shares redeemed.	(416,473)	(8,298,518)
Net increase (decrease)	308,226	$6,681,319

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.175%	Up to and including $1 billion
1.125%	Over $1 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
a.	Management Fees (continued)

Global Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

International Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $1 billion
0.755%	Over $1 billion, up to and including $5 billion
0.735%	Over $5 billion, up to and including $10 billion
0.715%	Over $10 billion, up to and including $15 billion
0.695%	Over $15 billion, up to and including $20 billion
0.675%	In excess of $20 billion

For the year ended December 31, 2016, each Fund’s effective investment management fee rate based on average daily net assets was as follows:

Emerging	Foreign Smaller	Global	International
Markets Series	Companies Series	Equity Series	Equity Series

1.177%	0.949%	0.776%	0.759%

b. Administrative Fees

Under an agreement with TAML and TIC, FT Services provides administrative services to Emerging Markets Series and International Equity Series. The fee is paid by TAML and TIC based on the average daily net assets, and is not an additional expense of the Funds.

Under an agreement with TIC, FT Services provides administrative services to Foreign Smaller Companies Series and Global Equity Series. The fee is paid by TIC based on the average daily net assets, and is not an additional expense of the Funds.

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c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended December 31, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Emerging	Foreign Smaller	Global	International
	Markets Series	Companies Series	Equity Series	Equity Series

Transfer agent fees.	$1,175	$6,089	$539	$29,632

International Equity Series Service shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2016, certain or all Funds held investments in affiliated management investment companies as follows:

								% of
								Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year
Emerging Markets Series
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio, 0.09% .	3,729,378	13,900,046	(17,394,885)	234,539	$234,539	$7	$–	–%[a]
Foreign Smaller Companies
Series
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio, 0.09% .	12,433,800	119,385,320	(109,690,348)	22,128,772	$22,128,772	$–	$–	0.1%
Global Equity Series
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio, 0.09% .	–	9,001,617	(9,001,617)	–	$ –	$–	$–	–
International Equity Series
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio, 0.09% .	129,523,830	1,604,385,933	(1,678,685,411)	55,224,352	$55,224,352	$2,353	$–	0.3%

aRounds to less than 0.1%.

e. Waiver and Expense Reimbursements

Effective March 1, 2016, for Emerging Markets Series, TAML has contractually agreed in advance to limit the investment management fees to 1.05% of the average daily net assets of the Fund until April 30, 2017.

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2016, the capital loss carryforwards were as follows:

	Emerging		International
	Markets Series Global Equity Series		Equity Series
Capital loss carryforwards not subject to expiration:
Short term.	$5,552,161	$1,380,563	$969,274
Long term	4,154,972	728,478	26,673,318
Total capital loss carryforwards	$9,707,133	$2,109,041	$27,642,592

During the year ended December 31, 2016, Emerging Markets Series utilized $849,950 of capital loss carryforwards.

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2016, Foreign Smaller Companies Series deferred late-year ordinary losses of $3,398,321.

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	Emerging		Foreign Smaller
	Markets Series		Companies Series
	2016	2015	2016	2015
Distributions paid from:
Ordinary income.	$765,866	$1,098,768	$18,779,194	$16,550,454
Long term capital gain.	—	389,238	16,947,519	1,268,296
	$765,866	$1,488,006	$35,726,713	$17,818,750

	Global		International
	Equity Series		Equity Series
	2016	2015	2016	2015
Distributions paid from:
Ordinary income.	$4,600,338	$7,167,302	$111,620,472	$125,597,338
Long term capital gain.	1,100,864	21,449,616	47,197,013	—
	$5,701,202	$28,616,918	$158,817,485	$125,597,338

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Emerging	Foreign Smaller	Global	International
	Markets Series	Companies Series	Equity Series	Equity Series
Cost of investments	$36,339,923	$839,074,373	$249,362,856	$3,609,284,164

Unrealized appreciation	$7,719,193	$197,432,252	$48,815,943	$1,239,339,558
Unrealized depreciation	(3,219,711)	(84,558,121)	(18,082,414)	(345,530,692)
Net unrealized appreciation (depreciation)	$4,499,482	$112,874,131	$30,733,529	$893,808,866
Distributable earnings - undistributed ordinary
income.	$131,378	$—	$501,321	$8,694,930

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions, foreign tax reclaims, and wash sales.

Foreign Smaller Companies Series utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, were as follows:

	Emerging	Foreign Smaller	Global	International
	Markets Series	Companies Series	Equity Series	Equity Series
Purchases.	$9,042,274	$219,564,895	$72,907,479	$690,628,498
Sales	$44,931,391	$483,539,225	$81,187,584	$1,155,714,272

At December 31, 2016, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Foreign Smaller	International
	Companies Series	Equity Series
Securities lending transactions[a]:
Equity investments[b]	$22,128,772	$9,133,838
[a]The agreements can be terminated at any time.
[b]The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

8. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended December 31, 2016, the Funds did not use the Global Credit Facility.

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Emerging Markets Series
Assets:
Investments in Securities:
Equity Investments:[a]
Metals & Mining	$2,707	$275,356	$—	$278,063
Oil, Gas & Consumable Fuels.	1,784,032	378,675	—	2,162,707
All Other Equity Investments[b]	37,668,892	—	—	37,668,892
Participatory Notes	—	495,204	—	495,204
Short Term Investments	234,539	—	—	234,539
Total Investments in Securities	$39,690,170	$1,149,235	$—	$40,839,405

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
Foreign Smaller Companies Series
Assets:
Investments in Securities:
Equity Investments[a,b]	$895,919,732	$—	$—	$895,919,732
Short Term Investments	22,128,772	33,900,000	—	56,028,772
Total Investments in Securities	$918,048,504	$33,900,000	$—	$951,948,504

Global Equity Series
Assets:
Investments in Securities:
Equity Investments[a,b]	$271,796,385	$—	$—	$271,796,385
Short Term Investments	—	8,300,000	—	8,300,000
Total Investments in Securities	$271,796,385	$8,300,000	$—	$280,096,385

International Equity Series
Assets:
Investments in Securities:
Equity Investments[a,b]	$4,431,477,678	$—	$—	$4,431,477,678
Short Term Investments	55,224,352	16,391,000	—	71,615,352
Total Investments in Securities	$4,486,702,030	$16,391,000	$—	$4,503,093,030

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.

Abbreviations

Currency		Selected Portfolio
CAD	Canadian Dollar	ADR	American Depositary Receipt
USD	United States Dollar	FFCB	Federal Farm Credit Bank
		FHLB	Federal Home Loan Bank
		FHLMC	Federal Home Loan Mortgage Corp.
		GDR	Global Depositary Receipt

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Annual Report

TEMPLETON INSTITUTIONAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series, Foreign Smaller Companies Series, Global Equity Series, and International Equity Series (formerly Foreign Equity Series) (separate portfolios of the Templeton Institutional Funds, hereafter referred to as the "Funds") as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 15, 2017

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TEMPLETON INSTITUTIONAL FUNDS

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended December 31, 2016:

Emerging	Foreign Smaller	Global	International
Markets Series	Companies Series	Equity Series	Equity Series

$-	$20,140,256	$1,100,864	$47,197,013

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016:

Emerging	Foreign Smaller	Global	International
Markets Series	Companies Series	Equity Series	Equity Series

-%	-%	35.95%	-%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended
December 31, 2016:

Emerging	Foreign Smaller	Global	International
Markets Series	Companies Series	Equity Series	Equity Series

$851,708	$17,688,551	$6,408,695	$120,185,680

Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form
1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2016, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2016, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Funds, to shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Emerging Markets Series
Fund Shares	$0.0150	$0.0930	$0.0429
Foreign Smaller Companies Series
Fund Shares	$0.0479	$0.3989	$0.2574
Global Equity Series
Fund Shares	$0.0173	$0.1416	$0.1137
International Equity Series
Primary Shares	$0.0435	$0.5253	$0.3806
Service Shares	$0.0435	$0.4911	$0.3557

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

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TEMPLETON INSTITUTIONAL FUNDS

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Funds, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Funds.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INSTITUTIONAL FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	142	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950)	Trustee	Since October	136	Avis Budget Group Inc. (car rental)
300 S.E. 2nd Street		2016		(2007-present), Omnicom Group Inc.
Fort Lauderdale, FL 33301-1923				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Lead	Trustee since	142	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Canadian National Railway (railroad)
		Trustee		(2001-present), White Mountains
		since 2007		Insurance Group, Ltd. (holding
				company) (2004-present), Santander
				Consumer USA Holdings, Inc.
				(consumer finance) (November 2016),
				RTI International Metals, Inc.
				(manufacture and distribution of
				titanium) (1999-2015) and H.J. Heinz
				Company (processed foods and allied
				products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

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TEMPLETON INSTITUTIONAL FUNDS

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945)	Trustee	Since 2005	142	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 1990	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2007	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	142	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2002	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer-
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.
Note 4: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

ftinstitutional.com Annual Report 81

TEMPLETON INSTITUTIONAL FUNDS

Shareholder Information

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report
Templeton Institutional Funds

Investment Managers
Templeton Asset Management Ltd.
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Shareholder Services
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	ZTIF A 02/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $191,561 for the fiscal year ended December 31, 2016 and $188,831 for the fiscal year ended December 31, 2015.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $3,011 for the fiscal year ended December 31, 2016 and $2,952 for the fiscal year ended December 31, 2015.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2016 and $2,182 for the fiscal year ended December 31, 2015.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2016 and $19,053 for the fiscal year ended December 31, 2015. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $3,011 for the fiscal year ended December 31, 2016 and $24,187 for the fiscal year ended December 31, 2015.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date February 24, 2017

By /s/ MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

Chief Accounting Officer

Date February 24, 2017